As filed with the Securities and Exchange Commission on June 3, 2016

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08270

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

(Exact name of registrant as specified in charter)

601 Union Street, Suite 3525, Seattle, WA 98101

(Address of principal executive offices) (Zip code)

Melodie B. Zakaluk

601 Union Street, Suite 3525, Seattle, WA 98101

(Name and address of agent for service)

(800) 248-6314

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Item 1. Reports to Stockholders.

RAINIER FUNDS    March 31, 2016

Annual Report

Large Cap Equity Fund

Mid Cap Equity Fund

Small/Mid Cap Equity Fund

Intermediate Fixed Income Fund

High Yield Fund

International Discovery Fund

RAINIER FUNDS    March 31, 2016

This report and the financial statements contained herein are provided for the general information of the shareholders of the Rainier Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

601 Union Street, Suite 3525 Seattle, WA 98101

TF. 800.248.6314 www.rainierfunds.com

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Letter to Shareholders

Dear Shareholders,

As president and chief executive officer of the Rainier Funds (the “Funds”), and on behalf of Rainier Investment Management, LLC, I would like to take the opportunity to express our appreciation for your valued investment in the Funds and your confidence in our investment approach and philosophy.

This Annual Report contains financial statements audited by Deloitte & Touche LP for the fiscal year ending March 31, 2016. This Report is designed to provide you with a detailed accounting for each of the Rainier Funds. Inside you will find investment commentaries followed by financial and operational information for each of the Rainier Funds for the 12 months ending March 31, 2016.

Throughout the year foreign and domestic equity markets varied considerably. As we entered 2016, investors had low expectations in valuation, multiple expansion or earnings growth, which are the key components to a strong market. Sluggish growth in China and increasing international tension in the Middle East signaled a continuation of the volatility and pressures felt in the markets in 2015. However, the U.S. consumer is in the healthiest state in years, with interest rates still at historic lows and likely to only rise gradually.

Our approach to investing remains constant and consistent. We have employed a conservative growth approach for over 25 years and continue to do so today. We seek opportunities in companies with relatively predictable profit and revenue growth at valuations that are reasonable. In the current environment, we have emphasized companies that are heavily skewed to the U.S. in revenue generation, have little commodity or product pricing risk, and maintain reasonable and appropriate debt levels and fixed cost bases. Once again, we thank you for your trust and confidence in the Rainier Funds, and we look forward to continuing to pursue solid investment opportunities on your behalf in coming years.

Sincerely,

Melodie Zakaluk

President & Chief Executive Officer

Rainier Mutual Funds

Past performance is not a guarantee of future results. Mutual fund investing involves risk; principal loss is possible. Opinions expressed are subject to change, are not guaranteed, and are not to be considered investment advice.

Quasar Distributors, LLC, Distributor

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Comments from the Investment Adviser

ABOUT THE INVESTMENT ADVISER:

The Investment Adviser to the Funds is Rainier Investment Management, LLC® (“Rainier”) located in Seattle, Washington.

EQUITY MARKET COMMENTS

While our equity strategies had positive returns for the calendar year 2015, the first quarter of 2016 brought dramatic twists and turns. As the USA Today headlined, “Stocks packed entire year into January”, musing on the extreme double-digit percentage moves the indices made in both directions. In the one-year period ending March 31, 2016, the indices had mixed results, for example, the Barclays Capital U.S. Intermediate Government/Credit Bond Index returned 2.06%; the S&P 500® Index 1.78%; the Russell Midcap® Index came in at -4.04%; and the Russell 2500™ Index returned -7.31%. International equity faced a challenging economic environment during this one-year period as well; the MSCI ACWI ex US Small Cap Index had a return of -0.60%, expressed in U.S. dollars.

Equity markets covered a lot of territory over the year. Most indices and commodities plodded higher through May 2015 in response to generally benign economic conditions, and the S&P 500 Index responded favorably by reaching a new high of 2,134 in the same month, while WTI oil prices pushed over $60 a barrel. Health care, consumer discretionary and technology stocks led the way up. Global macroeconomic issues, however, again raised their ugly heads in the summer: severe debt-related distress in Greece, Puerto Rico and a myriad of other small countries; increased tensions in the Middle East and advances by ISIS; and most importantly, tangible signs of a slowdown in the Chinese economy. Further, the buoyant health care sector succumbed to claims of unfair pricing by pharmaceutical and health care service companies.

In April 2015, most U.S. economic indicators pointed toward a steady recovery. Despite pockets of weakness, notably in energy, transportation and commodities, there were well-established undercurrents of economic momentum. The unemployment rate had declined to 5.3%; unemployment claims were at 15-year lows; and average incomes were 4.4% higher than a year ago. While global challenges remained, the domestic environment suggested an overall benign environment for U.S. stocks.

By September 2015, equity markets across the globe were having a tough go of it and investors sought refuge in the wake of unsettling international political and economic events, and even signs of weakness in the domestic economy. Challenges were broad and pervasive in the period, with primary triggers of weakness precipitated by emerging

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markets. Although a crisis in Greece was averted by new agreements between the Greek government and European lawmakers early in the quarter, cracks in the Chinese edifice became apparent, punctuated by a devaluation of the Yuan in August 2015 followed by government controls on market activity to halt collapsing stock prices. As a consequence, the U.S. dollar surged against most emerging market currencies, causing their debt obligations – mostly denominated in USD – to bulge out, leading to impending economic and financial stress in those countries.

This environment of weak commodities, debt-burdened countries, geo-political and economic uncertainty, and frequent stock market volatility gives credence to focusing on companies with high visibility toward a path of revenue and profit growth, strong competitive positioning and fortress financials. The typical company in which we seek to invest has better than average earnings visibility and is not burdened with too much debt or other fixed payment obligations. We currently favor companies that operate in stable countries and operating environments. In our domestic portfolios, we are leaning toward companies with a heavy domestic representation. In our international portfolios, we are emphasizing developed countries that have relatively little emerging markets exposure.

The current environment is one in which the strong often get stronger, and the weak are at risk of fading. Companies with fortress financial strength – strong balance sheets and free cash flow generation – have the advantage of being able to fully take advantage of opportunities as they arise, such as acquisitions or investments in future growth, providing the opportunity to extend competitive advantage. It also allows them the possibility to pay out higher dividends or make fortuitous share repurchases should they choose to do so. In the current economic environment – one in which growth and profits are becoming harder to achieve – we see a clear advantage to investing in companies with these qualities, ones which will be able to differentiate themselves by their ability to achieve growth, all the while maintaining prudence in financial management.

Entering 2016, expectations were low. Few investors expected much in the way of valuation, multiple expansion or earnings growth which are key components to a strong market. On the first few days of the New Year, disappointing economic news

See page 83 for index descriptions.

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Comments from the Investment Adviser

out of China and increasing international tension in the Middle East signaled a continuation of the volatility and pressures felt in the markets from 2015.

In January 2016, stocks continued to decline until January 27, when Federal Reserve Chairperson Janet Yellen announced they would not raise short term interest rates. By February 11, the date upon which the market bottomed, all major indices were down more than 10% for the year, and the S&P 500 and NASDAQ were off 10% and 18%, respectively, from their 2015 highs. By March 31, 2016, investors struggled to make sense of the market round trip they had just experienced.

On a sector basis, health care and technology stocks were generally weak in March. We have modestly reduced exposure to the health care sector. In technology, enterprise and security software stocks were also weak, giving back some of the hefty gains from prior years. While we generally had modest positive relative contribution from materials and energy in the quarter, it was not enough to offset weakness in technology and health care.

Looking ahead, challenges to the equity markets remain. Low global interest rates reflect a stagnant global economy, one in which revenue growth comes sparingly. Aggregate earnings growth in the economy – important for the market to advance – is coming sparingly. Global government sabre rattling over trade adds the risk of international trade conflicts. North Korea, Isis, and Zika are other bugaboos. The political climate in the United States also adds another level of uncertainty. However, there are reasons to be encouraged about the potential for economic growth and improving quarterly comparisons. A greater than 50% rise in the price of oil from first quarter 2016 lows likely points to a low point in the energy sector and related industries. The weakening U.S. dollar enhances revenue export prospects, adding vitality to the manufacturing sector. Low interest rates remain stimulative. Employment is strengthening. Finally, the level of skepticism and fear among investors is not dissimilar to that of 2008-2009. Investors have taken bearish positioning, withdrawing $152 billion out of equity mutual funds and ETFs over the past 52 weeks. Should history repeat itself (referring to the post- April 2009 period) and a portion of those funds find their way back into equities, we believe the market could easily vault to unexpected new highs.

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FIXED INCOME COMMENTS

The Barclays Capital U.S Intermediate Government/Credit Index posted a positive return of 2.06% for the one-year period ending March 31, 2016. While some had expected that the ongoing improvement in the U.S. economy was reason enough for the U.S. Federal Reserve (“Fed”) to continue on its path of raising rates domestically, the lack of improvement in the rest of the world, as referenced by Federal Reserve Chair Yellen, changed investors’ expectations about the pace and magnitude of future interest rate moves. The change in expectations created a positive environment for fixed income, as the Fed continues to wait for a clearer indication that economic conditions are improving, rather than risk halting the current economic recovery with restrictive monetary policies.

In April/May of 2015 expectations were for continued improvement in the domestic economy. The rest of the world struggled to show meaningful recovery as China continued to struggle with slower growth, pressuring commodity prices and placing additional drags on its trading partners that are reliant on exports. In addition, Europe was still dependent on extremely low interest rates and unable to generate economic growth and had to negotiate an acceptable solution to Greece’s continued membership in the European Union.

There were a number of positives for the economy during the summer of 2015, as the U.S. continued to show improvement. The employment picture was encouraging and in conjunction with the improvement in employment, growth in average hourly earnings came in near the top of the recent range, posting 2.2% for August and July of 2015. The housing market also continued its recovery with existing home sales of 5.31 million in August. The increase in employment and housing numbers showed a growing economy, but had not yet translated into higher levels of spending or inflation. The lack of increase in spending and wage growth gave some doubt as to the robustness of the recovery and its ability to absorb higher interest rates, especially when combined with the economic weakness outside of the United States.

The end of 2015 saw investors turn cautious as the Fed raised interest rates for the first time since the federal funds rate was cut to zero in 2008. While this move did put pressure on fixed income, market reactions were relatively calm as the Fed had been communicating that an interest rate increase was likely prior to year-end. Additionally, the soft economic conditions

See page 83 for index descriptions.

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Comments from the Investment Adviser

outside of the U.S. continued to dampen global growth expectations.

In the March 2016 statement, the Fed noted the U.S. economy continued to show improvement, but at a moderate pace. The Federal Reserve Chair Yellen further noted that the rest of the world continues to be weak and conditions overseas are a major concern as slowing demand, weakening currencies, and market volatility have the potential to restrain economic activity in the United States. Europe is still struggling to show consistent growth and just expanded the scope and size of their quantitative easing program. The expanded program is coming as the benefits of a weaker currency and previous monetary policy efforts have yet to work their way through the system and stimulate economic activity.

As of March 31, 2016, corporate bonds returned 2.76% in the quarter, outperforming the Barclays Capital U.S Intermediate Government/Credit Index by 0.31%. Within corporates, the major subsectors all had positive performance. Industrials returned 3.28%, outperforming utilities at 2.84% and financials at 1.90%. Industrials recovered nicely from their weak performance in the fourth quarter of 2015. Financials still continue to be attractive to credit investors as higher levels of regulation and capital controls limit the types of debt-funded, shareholder-friendly actions that disadvantage bondholders and are popular in a low interest rate environment.

The expectations are for continued improvement in the domestic economy, but the rest of the world is still facing challenges. China continues to see slower growth and Europe continues to be dependent on extremely low interest rates, and has been unable to generate meaningful economic growth. Federal Reserve Chair Yellen has noted in recent speeches that the lack of improvement in the rest of the world continues to create doubt as to the ability for the Federal Reserve to significantly raise interest rates in the near term.

Given this environment, investors still need to be diligent, as relatively low yields combined with a strong dollar, weakness in commodity prices, and an increase in shareholder-friendly activity could cause some sectors to underperform. Accordingly, we will continue to gradually reduce our overweight to corporates, while maintaining our preference for sectors less exposed to international markets and commodity prices.

See page 83 for index descriptions.

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FUND INVESTMENT RETURNS

Large Cap Equity Fund

COMMENTARY:

The Rainier Large Cap Institutional Equity Fund underperformed its benchmark by -7.04% for the one-year period ending March 31, 2016. Detractors from relative performance included energy shares Anadarko Petroleum, EOG Resources and Schlumberger, all pulled down by the plunge in crude prices. From a sector perspective, consumer discretionary and staples were top contributors to performance, while the health care sector was one of the largest detractors. Royal Caribbean Cruises benefited from strong pricing and bookings, low fuel prices and new growth initiatives. Home Depot reaped further benefits from the ongoing recovery in the housing market.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2016

	1 Year	3 Years*	5 Years*	10 Years*
Large Cap Equity - Institutional Shares	-5.26%	9.29%	7.96%	5.16%
Large Cap Equity - Original Shares	-5.57	8.97	7.66	4.87
S&P 500 Index	1.78	11.82	11.58	7.01
Russell 1000 Growth Index	2.52	13.61	12.38	8.28
Consumer Price Index	0.85	0.76	1.28	1.83

The Gross and Net Expense Ratios for Institutional Shares are 0.92% and 0.85%, respectively, and Original Shares are 1.19% and 1.12%, respectively, which are the amounts stated in the current prospectus as of the date of this report. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/16.

*Average annualized returns.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Mutual Fund investing involves risk. Principal loss is possible. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced.

See page 83 for index descriptions.

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FUND INVESTMENT RETURNS

Mid Cap Equity Fund

COMMENTARY:

The Rainier Mid Cap Equity Institutional Fund underperformed the Russell Midcap® Index by -5.83% for the one-year period ending March 31, 2016. Health care sector underperformed in comparison to the Index sector. Technology, which had previously been a strong sector, weakened significantly largely due to a correction in previously buoyant security software companies like Fortinet and FireEye. Consumer staples and industrials were the top contributing sectors during the period. Our industrial stocks outperformed when measured against the Russell Midcap Index industrials sector, led by gains in a number of stocks, including Southwest Airlines and LED-lighting leader Acuity Brands.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2016

	1 Year	3 Years*	5 Years*	10 Years*
Mid Cap Equity - Institutional Shares	-9.87%	7.05%	6.62%	6.45%
Mid Cap Equity - Original Shares	-10.13	6.74	6.32	6.17
Russell Midcap Index	-4.04	10.45	10.30	7.45
Russell Midcap Growth Index	-4.75	10.99	9.99	7.43
Consumer Price Index	0.85	0.76	1.28	1.83

The Gross and Net Expense Ratios for Institutional Shares are 1.11% and 1.10%, respectively, and Original Shares are 1.36% and 1.35%, respectively, which are the amounts stated in the current prospectuses as of the date of this report. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/16.

*Average annualized returns.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Mutual Fund investing involves risk. Principal loss is possible. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced.

See page 83 for index descriptions.

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FUND INVESTMENT RETURNS

Small/Mid Cap Equity Fund

COMMENTARY:

The Rainier Small/Mid Cap Equity Institutional Fund underperformed the Russell 2500™ Index by -2.38% for the one-year period ending March 31, 2016. The health care and technology sectors were the first and third worst of the ten Index sectors and were also the largest detractors to performance in our portfolios. We had a modest positive total contribution relative to the Index from the second weakest Index sector, energy. Financials was also a weak sector noting two of the biggest detractors to be capital markets companies E*TRADE Financial and Lazard.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2016

	1 Year	3 Years*	5 Years*	10 Years*
Small/Mid Cap Equity - Institutional Shares	-9.69%	6.48%	6.65%	4.46%
Small/Mid Cap Equity - Original Shares	-9.99	6.14	6.34	4.18
Russell 2500 Index	-7.31	8.16	8.58	6.47
Russell 2500 Growth Index	-9.57	9.25	8.77	7.00
Consumer Price Index	0.85	0.76	1.28	1.83

The Gross Expense Ratio for Institutional Shares is 1.03% and for Original Shares is 1.33%, which are the amounts stated in the current prospectuses as of the date of this report.

*Average annualized returns.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Mutual Fund investing involves risk. Principal loss is possible. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities.

See page 83 for index descriptions.

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FUND INVESTMENT RETURNS

Intermediate Fixed Income Fund

COMMENTARY:

The MN Rainier Intermediate Fixed Income Fund, Institutional Shares returned 1.95%, underperforming the Barclays Capital U.S. Intermediate Government/Credit Bond Index by -0.11%, for the one-year period ending March 31, 2016. Performance during this period was driven by a number of factors. Employment and housing numbers stayed strong all year and reflected a growing economy. Although it did not translate into significantly higher levels of spending or inflation. The rest of the world remained weak and conditions overseas were concerning to Federal Reserve Chair Yellen as slowing demand, weakening currencies, and market volatility restrained economic activity in the United States. Europe continued to struggle with a recovery and the government in China had not been able to reverse the trends causing the slowing growth in that nation.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2016

	1 Year	3 Years*	5 Years*	10 Years*
Intermediate Fixed Income – Institutional Shares+	1.95%	1.68%	2.95%	4.36%
Intermediate Fixed Income – Original Shares	1.85	1.58	2.85	4.25
Barclays Capital U.S. Intermediate Gov/Credit Bond Index	2.06	1.83	3.01	4.34
Citigroup 3-month Treasury Bill Index	0.08	0.05	0.06	1.07
Consumer Price Index	0.85	0.76	1.28	1.83

The Gross and Net Expense Ratios for Institutional Shares are 2.92% and 0.45%, respectively, and Original Shares are 0.75% and 0.55%, respectively, which are the amounts stated in the current prospectuses as of the date of this report. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/16.

*Average annualized returns.

+ Institutional Shares commenced operations on 2/2/15. Performance for periods prior to 2/2/15 is based on the performance of the Original Shares adjusted for the 12b-1 fee of the Original Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown, and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Mutual Fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed and asset-backed securities may involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse economic developments. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced.

See page 83 for index descriptions.

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FUND INVESTMENT RETURNS

High Yield Fund

COMMENTARY:

The Rainier High Yield Institutional Fund outperformed the BofA Merrill Lynch U.S. High Yield Index by 1.69% for the one-year period ending March 31, 2016. Performance was driven by a number of factors including the energy sector, which had been a positive contributor through the end of 2015, when a downturn began. Also of note was the apparent positive effect on valuations when the Federal Reserve initiated the first increase in the federal funds rate since mid-2006. The rate increase took place while other major central banks continued with, or expanded, monetary stimulus to support growth.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2016

	1 Year	3 Years*	5 Years*	Since Inception*
High Yield Fund - Institutional Shares	-2.30%	2.14%	4.93%	9.24%
High Yield Fund - Original Shares+	-2.57	1.91	4.69	8.98
Bank of America Merrill Lynch U.S. High Yield Index	-3.99	1.75	4.71	12.35
Bank of America Merrill Lynch U.S. High Yield BB-B Rated Index	-2.42	2.48	5.16	11.16
Consumer Price Index	0.85	0.76	1.28	1.62

Inception date 3/31/09

The Gross and Net Expense Ratios for Institutional Shares are 0.73% and 0.65%, respectively, and Original Shares are 1.11% and 0.90%, respectively, which are the amounts stated in the current prospectus as of the date of this report. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/16.

*Average annualized returns.

+Original Shares commenced operations on 7/31/12. Performance for periods prior to 7/31/12 is based on the performance of the Institutional Shares adjusted for the 12b-1 fee of the Original Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Mutual Fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed and asset-backed securities may involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse economic developments. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced.

See page 83 for index descriptions.

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FUND INVESTMENT RETURNS

International Discovery Fund

COMMENTARY:

The Rainier International Discovery Institutional Fund outperformed the MSCI ACWI ex USA Small Cap Index by 4.07% for the one-year period ending March 31, 2016. The Fund’s outperformance was achieved despite lackluster growth throughout the world economy. Relative outperformance was largely driven by stock selection within the consumer, industrials and financials sectors. We believe that our portfolio positions will continue to benefit from solid fundamentals, continued innovation, ability to take market share and focus on profitability. Our research efforts continue to uncover exciting investment opportunities and we are confident our process will serve our investors well.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Period ending March 31,

TOTAL RETURNS as of March 31, 2016

	1 Year	3 Years*	Since Inception*
International Discovery Fund - Institutional Shares	3.47%	10.12%	14.59%
International Discovery Fund - Class A Shares (with sales charge)+	-2.70	7.72	12.67
MSCI ACWI ex USA Small Cap Net TR	-0.60	3.67	5.34
Consumer Price Index	0.85	0.76	0.94

Inception date 3/28/12

The Gross and Net Expense Ratios for Institutional Shares are 1.52% and 1.25%, respectively, and Class A Shares are 1.82% and 1.50%, respectively, which are the amounts stated in the current prospectus as of the date of this report. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/16.

*Average annualized returns.

+Class A Shares commenced operations on 11/30/12. Performance for periods prior to 11/30/12 is based on the performance of the Institutional Shares adjusted for the 12b-1 fee for the Class A Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Mutual Fund investing involves risk; Principal loss is possible. Small- and medium- capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Investments in REIT securities involve risks such as declines in the value of real estate and increased susceptibility to adverse economic regulatory expenses. The fund may invest in derivatives which may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced.

See page 83 for index descriptions.

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Fund Expenses

Rainier Funds

March 31, 2016

EXPENSE EXAMPLES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Original Class and Class A only); and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested 10/1/15 and held for the entire period from 10/1/15 to 3/31/16.

ACTUAL EXPENSES

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The information in the tables under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed annual rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLES

LARGE CAP EQUITY FUND

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1023.10	$1025.00	$1,019.40	$1,020.95
Expenses Paid during Period*	$5.66	$4.10	$5.65	$4.09

*For each class of the Fund, ‘Expenses Paid during Period’ are equal to the annualized expense ratio for the class during the six month period (1.12% for Original, 0.81% for Institutional), multiplied by 183/366 to pro-rate for the six month period. This result is then multiplied by the average account value over the period.

P / 16

MID CAP EQUITY FUND

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$981.10	$982.60	$1,018.20	$1,019.65
Expenses Paid during Period*	$6.74	$5.30	$6.86	$5.40

*For each class of the Fund, ‘Expenses Paid during Period’ are equal to the annualized expense ratio for the class during the six month period (1.36% for Original, 1.07% for Institutional), multiplied by 183/366 to pro-rate for the six month period. This result is then multiplied by the average account value over the period.

SMALL/MID CAP EQUITY FUND

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$972.10	$973.60	$1,018.35	$1,020.00
Expenses Paid during Period*	$6.56	$4.93	$6.71	$5.05

*For each class of the Fund, ‘Expenses Paid during Period’ are equal to the annualized expense ratio for the class during the six month period (1.33% for Original, 1.00% for Institutional), multiplied by 183/366 to pro-rate for the six month period. This result is then multiplied by the average account value over the period.

INTERMEDIATE FIXED INCOME FUND

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,016.10	$1,016.80	$1,022.25	$1,022.75
Expenses Paid during Period*	$2.77	$2.27	$2.78	$2.28

*For each class of the Fund, ‘Expenses Paid during Period’ are equal to the annualized expense ratio for the class during the six month period (0.55% for Original, 0.45% for Institutional), multiplied by 183/366 to pro-rate for the six month period. This result is then multiplied by the average account value over the period.

P / 17

Fund Expenses

Rainier Funds

March 31, 2106 continued

HIGH YIELD FUND

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,007.80	$1,009.60	$1,020.50	$1,021.75
Expenses Paid during Period*	$4.52	$3.27	$4.55	$3.29

*For each class of the Fund, ‘Expenses Paid during Period’ are equal to the annualized expense ratio for the class during the six month period (0.90% for Original, 0.65% for Institutional), multiplied by 183/366 to pro-rate for the six month period. This result is then multiplied by the average account value over the period.

INTERNATIONAL DISCOVERY FUND

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Class A	Institutional	Class A	Institutional
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,014.50	$1,015.70	$1,017.50	$1,018.75
Expenses Paid during Period*	$7.55	$6.30	$7.57	$6.31

*For each class of the Fund, ‘Expenses Paid during Period’ are equal to the annualized expense ratio for the class during the six month period (1.50% for Class A, 1.25% for Institutional), multiplied by 183/366 to pro-rate for the six month period. This result is then multiplied by the average account value over the period.

P / 18

SCHEDULES OF INVESTMENTS March 31, 2016

Rainier Large Cap Equity Fund

Sector Representation as of March 31, 2016 (% of net assets)

COMMON STOCKS (100.8%)
	Shares	Value
CONSUMER DISCRETIONARY (15.7%)
CBS Corp. Cl. B	54,710	$3,013,974
Mohawk Industries, Inc.*	15,510	2,960,859
NIKE, Inc. Cl. B	48,220	2,964,083
O’Reilly Automotive, Inc.*	8,760	2,397,262
Royal Caribbean Cruises Ltd.*^	34,700	2,850,605
Starbucks Corp.	56,270	3,359,319
The Home Depot, Inc.	30,030	4,006,903
Time Warner, Inc.	43,110	3,127,630
V.F. Corp.	31,150	2,017,274
Total Consumer Discretionary		26,697,909

CONSUMER STAPLES (12.7%)
Church & Dwight Co., Inc.	40,188	3,704,530
Constellation Brands, Inc. Cl. A	17,040	2,574,573
Costco Wholesale Corp.	16,395	2,583,524
CVS Health Corp.	42,330	4,390,891
Monster Beverage Corp.*	22,460	2,995,715
Spectrum Brands Holdings, Inc.	26,170	2,859,858
The Estee Lauder Companies, Inc. Cl. A	26,974	2,543,918
Total Consumer Staples		21,653,009

	Shares	Value
ENERGY (7.6%)
Anadarko Petroleum Corp.	64,380	$2,998,177
Concho Resources, Inc.*	28,370	2,866,505
EOG Resources, Inc.	49,140	3,566,581
Schlumberger Ltd.^	47,543	3,506,296
Total Energy		12,937,559

FINANCIALS (13.8%)
American Tower Corp.	34,300	3,511,291
BlackRock, Inc.	13,090	4,458,061
Citigroup, Inc.	128,499	5,364,833
CME Group, Inc.	29,330	2,817,147
Intercontinental Exchange, Inc.	8,410	1,977,527
Signature Bank*	23,140	3,149,817
The Charles Schwab Corp.	75,860	2,125,597
Total Financials		23,404,273

HEALTH CARE (9.6%)
Alexion Pharmaceuticals, Inc.*	17,730	2,468,370
Allergan plc*^	12,730	3,412,022
BioMarin Pharmaceutical, Inc.*	29,150	2,404,292

P / 19

SCHEDULES OF INVESTMENTS March 31, 2016

Rainier Large Cap Equity Fund

continued

	Shares	Value
Boston Scientific Corp.*	168,830	$3,175,692
Cerner Corp.*	33,310	1,764,098
Shire plc - ADR^	12,610	2,167,659
Universal Health Services, Inc. Cl. B.	8,180	1,020,210
Total Health Care		16,412,343

INDUSTRIALS (9.1%)
Cintas Corp.	27,410	2,461,692
Cummins, Inc.	15,350	1,687,579
HD Supply Holdings, Inc.*	69,660	2,303,656
Ingersoll-Rand plc^	37,010	2,294,990
Raytheon Co.	12,550	1,539,007
Snap-On, Inc.	12,150	1,907,429
Union Pacific Corp.	40,968	3,259,004
Total Industrials		15,453,357

INFORMATION TECHNOLOGY (24.8%)
Alphabet, Inc. Cl. A*	8,616	6,573,146
Apple, Inc.	57,910	6,311,611
Applied Materials, Inc.	120,070	2,543,083
Facebook, Inc. Cl. A*	45,820	5,228,062
Intel Corp.	105,020	3,397,397
MasterCard, Inc. Cl. A	28,660	2,708,370
Microsoft Corp.	122,230	6,750,763
NXP Semiconductors NV*^	21,950	1,779,486
salesforce.com, Inc.*	18,930	1,397,602
Visa, Inc. Cl. A	73,170	5,596,042
Total Information Technology		42,285,562

MATERIALS (6.0%)
Nucor Corp.	36,990	1,749,627
PPG Industries, Inc.	11,660	1,299,973
The Sherwin-Williams Co.	11,750	3,344,873
Vulcan Materials Co.	36,500	3,853,305
Total Materials		10,247,778

TELECOMMUNICATION SERVICES (1.5%)
AT&T, Inc.	63,120	2,472,410
Total Telecommunication Services		2,472,410

TOTAL COMMON STOCKS
(Cost $140,026,879)	$171,564,200

SHORT TERM INVESTMENT (0.7%)
	Shares	Value
MONEY MARKET MUTUAL FUND (0.7%)
Short-Term Investment Trust Treasury Portfolio - Institutional Class 0.23%**	1,118,863	$1,118,863

TOTAL SHORT TERM INVESTMENT
(Cost $1,118,863)	$1,118,863

TOTAL INVESTMENTS (101.5%)
(Cost $141,145,742)	$172,683,063

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.5%)	(2,493,193)

TOTAL NET ASSETS (100.0%)	$170,189,870

ADR - American Depository Receipt

*Non-income producing security.

**Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, LLC.

P / 20

SCHEDULES OF INVESTMENTS March 31, 2016 (Unaudited)

Rainier Mid Cap Equity Fund

Sector Representation as of March 31, 2016 (% of net assets)

COMMON STOCKS (98.8%)
	Shares	Value
CONSUMER DISCRETIONARY (20.1%)
BJ’s Restaurants, Inc.*	61,950	$2,575,262
Brunswick Corp.	149,850	7,189,803
Burlington Stores, Inc.*	99,510	5,596,442
Cracker Barrel Old Country Store, Inc.	15,820	2,415,239
Dollar Tree, Inc.*	67,880	5,597,385
Foot Locker, Inc.	64,030	4,129,935
Harman International Industries, Inc.	77,200	6,873,888
Helen of Troy Ltd.*^	29,520	3,060,929
Leggett & Platt, Inc.	60,340	2,920,456
Lennar Corp. Cl. A	158,530	7,666,511
Lions Gate Entertainment Corp.^	51,740	1,130,519
Live Nation Entertainment, Inc.*	262,700	5,860,837
Marriott International, Inc. Cl. A	50,060	3,563,271
Mohawk Industries, Inc.*	102,130	19,496,617
Polaris Industries, Inc.	54,930	5,409,506
Restoration Hardware Holdings, Inc.*	52,110	2,183,409
Royal Caribbean Cruises Ltd.*^	82,150	6,748,623
Sally Beauty Holdings, Inc.*	103,400	3,348,092

	Shares	Value
Signet Jewelers Ltd.^	52,740	$6,541,342
Tractor Supply Co.	90,740	8,208,340
Ulta Salon Cosmetics & Fragrance, Inc.*	17,040	3,301,330
Total Consumer Discretionary		113,817,736

CONSUMER STAPLES (6.9%)
Casey’s General Stores, Inc.	82,320	9,328,502
Constellation Brands, Inc. Cl. A	31,610	4,775,955
Hormel Foods Corp.	82,220	3,555,193
Snyder’s-Lance, Inc.	155,240	4,886,955
Spectrum Brands Holdings, Inc.	17,920	1,958,298
The Estee Lauder Companies, Inc. Cl. A	45,000	4,243,950
The WhiteWave Foods Co.*	193,660	7,870,342
TreeHouse Foods, Inc.*	26,860	2,330,105
Total Consumer Staples		38,949,300

ENERGY (3.3%)
Concho Resources, Inc.*	51,280	5,181,331
Newfield Exploration Co.*	200,670	6,672,277

The accompanying notes are an integral part of these financial statements.

P / 21

SCHEDULES OF INVESTMENTS March 31, 2016

Rainier Mid Cap Equity Fund

continued

	Shares	Value
Patterson-UTI Energy, Inc.	379,890	$6,693,662
Total Energy		18,547,270

FINANCIALS (20.1%)
American Campus Communities, Inc.	119,160	5,611,245
Brixmor Property Group, Inc.	182,820	4,683,848
CBRE Group, Inc. Cl. A*	457,620	13,188,609
E*TRADE Financial Corp.*	333,440	8,165,946
Equinix, Inc.	37,180	12,295,798
Extra Space Storage, Inc	35,540	3,321,568
Healthcare Trust of America, Inc. Cl. A.	179,190	5,271,770
Intercontinental Exchange, Inc.	41,700	9,805,338
Invesco Ltd.^	115,820	3,563,781
Lazard Ltd. Cl. A^	101,050	3,920,740
Mid-America Apartment Communities, Inc.	40,140	4,102,709
Old Republic International Corp.	251,460	4,596,689
Progressive Corp.	160,520	5,640,673
Prologis, Inc.	209,600	9,260,128
Signature Bank*	33,700	4,587,244
SVB Financial Group*	23,580	2,406,339
Synovus Financial Corp.	276,800	8,002,288
Western Alliance Bancorp*	161,190	5,380,522
Total Financials		113,805,235

HEALTH CARE (11.5%)
Acadia Healthcare Co., Inc.*	120,490	6,640,204
Akorn, Inc.*	76,080	1,790,163
BioMarin Pharmaceutical, Inc.*	50,330	4,151,218
Boston Scientific Corp.*	195,300	3,673,593
Endo International plc*^	119,940	3,376,311
Envision Healthcare Holdings, Inc.*	163,870	3,342,948
Horizon Pharma plc*^	181,870	3,013,586

	Shares	Value
Illumina, Inc.*	30,810	$4,994,609
Incyte Corp.*	48,120	3,487,256
Medivation, Inc.*	54,850	2,522,003
MEDNAX, Inc.*	109,480	7,074,598
Perrigo Co. plc^	40,980	5,242,571
Universal Health Services, Inc. Cl. B.	46,370	5,783,266
VCA, Inc.*	80,650	4,652,699
Zoetis, Inc.	121,140	5,370,136
Total Health Care		65,115,161

INDUSTRIALS (13.2%)
A.O. Smith Corp.	116,790	8,912,245
Acuity Brands, Inc.	26,530	5,787,254
HD Supply Holdings, Inc.*	232,070	7,674,555
Ingersoll-Rand plc^	27,140	1,682,951
JetBlue Airways Corp.*	298,290	6,299,885
Lennox International, Inc.	53,310	7,206,979
Owens Corning	173,350	8,195,988
Robert Half International, Inc.	137,940	6,425,245
Snap-On, Inc.	39,970	6,274,890
Southwest Airlines Co.	264,320	11,841,536
The Toro Co.	52,040	4,481,685
Total Industrials		74,783,213

INFORMATION TECHNOLOGY (16.6%)
Amphenol Corp. Cl. A	111,110	6,424,380
Analog Devices, Inc.	61,670	3,650,247
Broadcom Ltd.*^	41,580	6,424,110
Cadence Design Systems, Inc.*	176,950	4,172,481
CoStar Group, Inc.*	33,200	6,247,244
Euronet Worldwide, Inc.*	119,610	8,864,297
Fortinet, Inc.*	112,030	3,431,479
Gartner, Inc.*	50,560	4,517,536
Lam Research Corp.	117,160	9,677,416
M/A-COM Technology Solutions Holdings, Inc.*	170,890	7,483,273
NXP Semiconductors NV*^	56,800	4,604,776
ON Semiconductor Corp.*	677,770	6,499,814
Palo Alto Networks, Inc.*	46,380	7,566,433
Tableau Software, Inc. Cl. A*	35,180	1,613,707

P / 22

	Shares	Value
Total System Services, Inc.	108,760	$5,174,801
Tyler Technologies, Inc.*	60,870	7,828,491
Total Information Technology		94,180,485

MATERIALS (5.7%)
Louisiana-Pacific Corp.*	370,680	6,346,042
The Sherwin-Williams Co.	19,060	5,425,810
Vulcan Materials Co.	193,010	20,376,066
Total Materials		32,147,918

UTILITIES (1.4%)
American Water Works Co., Inc.	114,490	7,891,796
Total Utilities		7,891,796

TOTAL COMMON STOCKS
(Cost $486,084,928)		$559,238,114

SHORT TERM INVESTMENT (2.0%)

MONEY MARKET MUTUAL FUND (2.0%)
Short-Term Investment Trust Treasury Portfolio - Institutional Class 0.23%**	11,632,973	$11,632,973

TOTAL SHORT TERM INVESTMENTS
(Cost $11,632,973)		$11,632,973

TOTAL INVESTMENTS (100.8%)
(Cost $497,717,901)		$570,871,087

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.8%)		(4,449,044)

TOTAL NET ASSETS (100.0%)		$566,422,043

*Non-income producing security.

**Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

P / 23

SCHEDULES OF INVESTMENTS March 31, 2016

Rainier Small/Mid Cap Equity Fund

Sector Representation as of March 31, 2016 (% of net assets)

COMMON STOCKS (99.5%)
	Shares	Value
CONSUMER DISCRETIONARY (19.5%)
BJ’s Restaurants, Inc.*	52,430	$2,179,515
Brunswick Corp.	148,810	7,139,904
Burlington Stores, Inc.*	108,570	6,105,977
Coach, Inc.	76,220	3,055,660
Columbia Sportswear Co.	50,550	3,037,549
Dollar Tree, Inc.*	66,570	5,489,362
Fiesta Restaurant Group, Inc.*	159,580	5,231,032
Foot Locker, Inc.	71,360	4,602,720
G-III Apparel Group Ltd.*	105,340	5,150,073
Harman International Industries, Inc.	73,024	6,502,057
Helen of Troy Ltd.*^	31,530	3,269,346
Krispy Kreme Doughnuts, Inc.*	325,930	5,081,249
Lennar Corp. Cl. A	141,010	6,819,244
Live Nation Entertainment, Inc.*	245,010	5,466,173
Mohawk Industries, Inc.*	86,570	16,526,213
Norwegian Cruise Line Holdings Ltd.*^	143,150	7,914,763
Oxford Industries Inc.	50,010	3,362,172
Red Robin Gourmet Burgers, Inc.*	48,990	3,158,385
Restoration Hardware Holdings, Inc.*	56,850	2,382,015
Sally Beauty Holdings, Inc.*	113,960	3,690,025

	Shares	Value
Signet Jewelers Ltd.^	52,490	$6,510,335
Skechers USA, Inc. Cl. A*	140,500	4,278,225
Ulta Salon Cosmetics & Fragrance, Inc.*	18,930	3,667,498
Total Consumer Discretionary		120,619,492

CONSUMER STAPLES (4.8%)
B&G Foods, Inc.	100,560	3,500,494
Casey’s General Stores, Inc.	101,820	11,538,242
Snyder’s-Lance, Inc.	176,340	5,551,183
The WhiteWave Foods Co.*	174,780	7,103,059
TreeHouse Foods, Inc.*	23,930	2,075,928
Total Consumer Staples		29,768,906

ENERGY (3.4%)
Callon Petroleum Co.*	626,000	5,540,100
Calumet Specialty Products Partners LP	147,940	1,738,295
Newfield Exploration Co.*	190,570	6,336,453
Patterson-UTI Energy, Inc.	414,960	7,311,595
Total Energy		20,926,443

FINANCIALS (20.0%)
Agree Realty Corp.	90,550	3,483,459

P / 24

	Shares	Value
American Campus Communities, Inc.	102,560	$4,829,550
Argo Group International Holdings Ltd.^	65,030	3,732,072
Bank of the Ozarks, Inc.	102,210	4,289,754
Brixmor Property Group, Inc.	171,890	4,403,822
CBRE Group, Inc. Cl. A*	498,480	14,366,194
E*TRADE Financial Corp.*	366,020	8,963,830
Equinix, Inc.	38,810	12,834,855
Extra Space Storage, Inc.	27,580	2,577,627
Evercore Partners, Inc. Cl. A	162,300	8,399,025
Heritage Financial Corp.	205,860	3,616,960
Invesco Ltd.^	59,410	1,828,046
Monmouth Real Estate Investment Corp. Cl. A.	414,180	4,924,600
Old Republic International Corp.	237,830	4,347,532
Physicians Realty Trust	405,280	7,530,102
Pinnacle Financial Partners, Inc.	75,320	3,695,199
Progressive Corp.	166,250	5,842,025
Prologis, Inc.	133,680	5,905,982
Signature Bank*	37,400	5,090,888
Synovus Financial Corp.	281,830	8,147,705
Western Alliance Bancorp*	135,610	4,526,662
Total Financials		123,335,889

HEALTH CARE (13.2%)
Acadia Healthcare Co., Inc.*	127,870	7,046,916
Akorn, Inc.*	84,570	1,989,932
AMN Healthcare Services, Inc.*	278,100	9,346,941
Endo International plc*^	132,290	3,723,964
Envision Healthcare Holdings, Inc.*	241,210	4,920,684
Horizon Pharma plc*^	213,100	3,531,067
Incyte Corp.*	52,900	3,833,663
Ionis Pharmaceuticals, Inc.*	125,140	5,068,170

	Shares	Value
Medivation, Inc.*	49,540	$2,277,849
MEDNAX, Inc.*	120,870	7,810,619
Natus Medical, Inc.*	207,020	7,955,779
Perrigo Co. plc^	67,240	8,602,013
Teleflex, Inc.	25,280	3,969,213
Universal Health Services, Inc. Cl. B.	47,200	5,886,784
VCA, Inc.*	100,080	5,773,615
Total Health Care		81,737,209

INDUSTRIALS (14.2%)
A.O. Smith Corp.	127,170	9,704,343
Acuity Brands, Inc.	35,480	7,739,607
Apogee Enterprises, Inc.	194,250	8,525,633
Astec Industries, Inc.	29,760	1,388,899
Briggs & Stratton Corp.	100,000	2,392,000
Comfort Systems USA, Inc.	195,170	6,200,551
Dycom Industries, Inc.*	110,330	7,135,041
HD Supply Holdings, Inc.*	175,350	5,798,825
JetBlue Airways Corp.*	315,500	6,663,360
Lennox International, Inc.	53,400	7,219,146
Owens Corning	185,230	8,757,674
Robert Half International, Inc.	125,880	5,863,490
Southwest Airlines Co.	221,300	9,914,240
Total Industrials		87,302,809

INFORMATION TECHNOLOGY (17.2%)
Cadence Design Systems, Inc.*	195,920	4,619,794
CoStar Group, Inc.*	32,150	6,049,665
Cray, Inc.*	82,760	3,468,472
Euronet Worldwide, Inc.*	109,480	8,113,563
Finisar Corp.*	275,420	5,023,661
Fortinet, Inc.*	104,690	3,206,655
Gartner, Inc.*	56,040	5,007,174
Intersil Corp. Cl. A	347,790	4,649,952
Lam Research Corp.	118,440	9,783,144
Lumentum Holdings, Inc.*	147,050	3,965,938
M/A-Com Technology Solutions*	87,100	3,814,109
ON Semiconductor Corp.*	752,520	7,216,667

The accompanying notes are an integral part of these financial statements.

P / 25

SCHEDULES OF INVESTMENTS March 31, 2016

Rainier Small/Mid Cap Equity Fund

continued

	Shares	Value
OSI Systems, Inc.*	85,280	$5,584,987
Palo Alto Networks, Inc.*	37,200	6,068,808
Proofpoint, Inc.*	91,350	4,912,803
RingCentral, Inc. Cl. A*	238,140	3,750,705
Skyworks Solutions, Inc.	50,900	3,965,110
Stamps.com, Inc.*	41,830	4,445,692
Tableau Software, Inc. Cl. A*	30,510	1,399,494
Total System Services, Inc.	68,480	3,258,278
Tyler Technologies, Inc.*	59,390	7,638,148
Total Information Technology		105,942,819

MATERIALS (6.0%)
Axalta Coating Systems Ltd.*^	91,760	2,679,392
Headwaters, Inc.*	424,110	8,414,342
Louisiana-Pacific Corp.*	361,330	6,185,970
Vulcan Materials Co.	188,020	19,849,271
Total Materials		37,128,975

UTILITIES (1.2%)
American Water Works Co., Inc.	109,720	7,562,999
Total Utilities		7,562,999

TOTAL COMMON STOCKS
(Cost $543,792,203)	$614,325,541

SHORT TERM INVESTMENT (0.8%)
	Shares	Value
MONEY MARKET MUTUAL FUND (0.8%)
Short-Term Investment Trust Treasury Portfolio - Institutional Class 0.23%**	5,038,111	$5,038,111

TOTAL SHORT TERM INVESTMENTS
(Cost $5,038,111)	$5,038,111

TOTAL INVESTMENTS (100.3%)
(Cost $548,830,314)	$619,363,652

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%)	(1,767,288)

TOTAL NET ASSETS (100.0%)	$617,596,364

*Non-income producing security.

**Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, LLC.

P / 26

SCHEDULES OF INVESTMENTS March 31, 2016

Rainier Intermediate Fixed Income Fund

Investment Allocation as of March 31, 2016 (% of net assets)

DEBT SECURITIES (99.4%)
	Principal Amount	Value
CORPORATE BONDS (59.7%)

AUTO COMPONENTS (1.3%)
Magna International, Inc.^
3.625%, 06/15/2024	$765,000	$768,350
Total Auto Components		768,350

BANKS (19.2%)
Bank of America Corp.
5.650%, 05/01/2018	1,345,000	1,444,530
Comerica, Inc.
2.125%, 05/23/2019	205,000	203,080
Royal Bank of Canada^
2.150%, 03/15/2019	1,490,000	1,511,140
The Bank of Nova Scotia:^
2.050%, 10/30/2018	740,000	747,402
2.350%, 10/21/2020	1,375,000	1,391,089
The Bear Stearns & Co., Inc.
5.550%, 01/22/2017	2,250,000	2,322,025
Wachovia Corp.
5.625%, 10/15/2016	2,220,000	2,273,637
Westpac Banking Corp.:^
2.000%, 08/14/2017	1,490,000	1,504,385
1.950%, 11/23/2018	245,000	247,171
Total Banks		11,644,459

	Principal Amount	Value
BEVERAGES (1.4%)
Coca-Cola Femsa S.A.B. de C.V.^
2.375%, 11/26/2018	$850,000	$864,010
Total Beverages		864,010

CAPITAL MARKETS (8.7%)
Ameriprise Financial, Inc.
3.700%, 10/15/2024	1,360,000	1,410,196
BlackRock, Inc.
5.000%, 12/10/2019	405,000	453,346
Morgan Stanley
4.750%, 03/22/2017	1,395,000	1,441,121
The Goldman Sachs Group, Inc.:
5.950%, 01/18/2018	1,352,000	1,450,492
7.500%, 02/15/2019	425,000	489,862
Total Capital Markets		5,245,017

COMMUNICATIONS EQUIMENT (1.4%)
Cisco Systems, Inc.
4.450%, 01/15/2020	780,000	864,951
Total Communications Equipment		864,951

CONSUMER FINANCE (5.9%)
American Express Co.
7.000%, 03/19/2018	1,280,000	1,404,654
American Honda Finance Corp.
2.125%, 10/10/2018	600,000	611,024

The accompanying notes are an integral part of these financial statements.

P / 27

SCHEDULES OF INVESTMENTS March 31, 2016

Rainier Intermediate Fixed Income Fund

continued

	Principal Amount	Value
Toyota Motor Credit Corp.
3.300%, 01/12/2022	$1,435,000	$1,542,956
Total Consumer Finance		3,558,634

DIVERSIFIED FINANCIAL SERVICES (2.8%)
General Electric Capital Corp.
5.625%, 09/15/2017	1,600,000	1,708,888
Total Diversified Financial Services		1,708,888

FOOD & STAPLES RETAILING (0.6%)
Sysco Corp.
3.750%, 10/01/2025	325,000	342,480
Total Food & Staples Retailing		342,480

FOOD PRODUCTS (1.4%)
Archer-Daniels-Midland Co.
4.479%, 03/01/2021	750,000	835,467
Total Food Products		835,467

HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
Medtronic, Inc.
2.750%, 04/01/2023	130,000	133,545
Total Health Care Equipment & Supplies		133,545

HEALTH CARE PROVIDERS & SERVICES (0.9%)
UnitedHealth Group, Inc.
6.000%, 02/15/2018	485,000	526,729
Total Health Care Providers & Services		526,729

INSURANCE (1.9%)
The Travelers Cos., Inc.
5.900%, 06/02/2019	1,035,000	1,168,960
Total Insurance		1,168,960

MEDIA (2.3%)
Comcast Corp.
3.375%, 02/15/2025	1,295,000	1,377,698
Total Media		1,377,698

	Principal Amount	Value
OIL, GAS & CONSUMABLE FUELS (3.9%)
Shell International Finance BV^
4.375%, 03/25/2020	$535,000	$584,364
Statoil ASA^
3.125%, 08/17/2017	1,155,000	1,186,021
Total Capital SA^
4.450%, 06/24/2020	545,000	599,302
Total Oil, Gas & Consumable Fuels		2,369,687

PHARMACEUTICALS (1.9%)
AstraZeneca plc^
1.950%, 09/18/2019	240,000	242,371
GlaxoSmithKline Capital, Inc.
2.800%, 03/18/2023	510,000	529,363
Sanofi^
1.250%, 04/10/2018	395,000	397,191
Total Pharmaceuticals		1,168,925

REAL ESTATE (1.5%)
Simon Property Group LP
3.375%, 10/01/2024	880,000	921,660
Total Real Estate		921,660

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.1%)
Texas Instruments, Inc.
2.750%, 03/12/2021	265,000	277,693
Xilinx, Inc.
3.000%, 03/15/2021	965,000	1,002,155
Total Semiconductors & Semiconductor Equipment		1,279,848

UTLILTIES (2.3%)
Southern California Edison Co.
3.875%, 06/01/2021	1,280,000	1,392,836
Total Utilities		1,392,836

TOTAL CORPORATE BONDS
(Cost $34,725,759)		$36,172,144

U.S. TREASURY NOTES (39.7%)
0.500%, 01/31/2017	1,245,000	1,244,222
0.750%, 01/31/2018	3,745,000	3,746,464
1.125%, 01/15/2019	5,710,000	5,754,835

P / 28

	Principal Amount	Value
1.375%, 01/31/2021	$6,145,000	$6,189,410
1.750%, 01/31/2023	5,270,000	5,343,079
2.250%, 11/15/2025	1,680,000	1,748,512

TOTAL U.S. TREASURY NOTES
(Cost $23,935,088)		$24,026,522

TOTAL DEBT SECURITIES
(Cost $58,660,847)		$60,198,666

SHORT-TERM INVESTMENT (0.7%)
	Shares
MONEY MARKET MUTUAL FUND (0.7%)
Short-Term Investment Trust Treasury Portfolio - Institutional Class 0.23%*	413,593	413,593

TOTAL SHORT-TERM INVESTMENT
(Cost $413,593)		$413,593

TOTAL INVESTMENTS (100.1%)
(Cost $59,074,440)		$60,612,259

OTHER ASSETS IN EXCESS OF LIABILITIES (-0.1%)		(47,444)

TOTAL NET ASSETS (100.0%)		$60,564,815

*Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

P / 29

SCHEDULES OF INVESTMENTS March 31, 2016

Rainier High Yield Fund

Sector Representation as of March 31, 2016 (% of net assets)

DEBT SECURITIES (100.4%)
	Principal Amount	Value
ASSET-BACKED SECURITIES (1.3%)

SERVICES (1.3%)
US Airways 2013-1 Class B Pass Through Trust
Series 2013-1, 5.375%, 05/15/2023	$467,843	$481,598

TOTAL SERVICES
(Cost $467,843)		$481,598

CORPORATE BONDS (99.1%)

AUTOMOTIVE (7.6%)
Dana Holding Corp.
5.500%, 12/15/2024	250,000	237,500
Jack Cooper Holdings Corp.
9.250%, 06/01/2020*
(Acquired 07/01/2015, Cost $235,911)	250,000	177,500
MPG Holdco I Inc.
7.375%, 10/15/2022	400,000	398,000
OPE KAG Finance Sub, Inc.
7.875%, 07/31/2023*
(Acquired 07/23/2015, Cost $1,000,000)	1,000,000	1,002,500
Techniplas LLC
10.000%, 05/01/2020*
(Acquired 04/24/2015, Cost $1,000,000)	1,000,000	725,000

	Principal Amount	Value
Tenneco, Inc.
6.875%, 12/15/2020	$240,000	$248,700
The Goodyear Tire & Rubber Co.
7.000%, 05/15/2022	100,000	107,500
Total Automotive		2,896,700

BANKING (1.3%)
Royal Bank of Scotland Group plc^
6.000%, 12/19/2023	500,000	507,176
Total Banking		507,176

BASIC INDUSTRY (16.3%)
Blue Cube Spinco, Inc.
9.750%, 10/15/2023*
(Acquired 09/25/2015, Cost $250,000)	250,000	286,875
Cascades, Inc.^
5.750%, 07/15/2023*
(Acquired 05/12/2015, Cost $248,750)	250,000	237,187
Consolidated Energy Financial SA^
6.750%, 10/15/2019*
(Acquired 10/02/2014 and 02/10/2015, Cost $534,857)	550,000	526,625

P / 30

	Principal Amount	Value
Evolution Escrow Issuer LLC
7.500%, 03/15/2022*
(Acquired 03/11/2015, Cost $250,824)	$250,000	$188,125
FMG Resources^
9.750%, 03/01/2022*
(Acquired 04/22/2015, Cost $244,557)	250,000	250,625
Griffon Corp.
5.250%, 03/01/2022	750,000	750,938
Hexion U.S. Finance Corp.
6.625%, 04/15/2020	900,000	751,500
Kissner Milling Co. Ltd.^
7.250%, 06/01/2019*
(Acquired 05/15/2014, Cost $1,000,000)	1,000,000	942,500
PetroLogistics LP / PetroLogistics Finance Corp.
6.250%, 04/01/2020	1,240,000	1,283,400
TRI Pointe Holdings, Inc.
5.875%, 06/15/2024	1,000,000	998,750
Total Basic Industry		6,216,525

CAPITAL GOODS (6.9%)
Berry Plastics Escrow
6.000%, 10/15/2022*
(Acquired 09/16/2015, Cost $100,000)	100,000	105,313
Bombardier, Inc.:^
6.125%, 01/15/2023*
(Acquired 02/19/2015, Cost $480,015)	500,000	381,250
7.500%, 03/15/2025*
(Acquired 02/27/2015, Cost $250,000)	250,000	191,250
General Cable Corp.
5.750%, 10/01/2022	600,000	477,000
PaperWorks Industries, Inc.
9.500%, 08/15/2019*
(Acquired 06/03/2015, Cost $990,100)	1,000,000	885,000
Waterjet Holdings, Inc.
7.625%, 02/01/2020*
(Acquired 01/24/2014, Cost $608,506)	600,000	600,000
Total Capital Goods		2,639,813

	Principal Amount	Value
CONSUMER CYCLICAL (2.2%)
First Cash Financial Services, Inc.
6.750%, 04/01/2021	$500,000	$483,750
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.875%, 10/01/2022*
(Acquired 04/02/2015, Cost $147,563)	150,000	140,250
Wolverine World Wide, Inc.
6.125%, 10/15/2020	200,000	209,000
Total Consumer Cyclical		833,000

CONSUMER NON-CYCLICAL (3.7%)
Dean Foods Co.
6.500%, 03/15/2023*
(Acquired 02/20/2015, Cost $503,647)	500,000	515,625
Family Tree Escrow LLC
5.750%, 03/01/2023*
(Acquired 02/06/2015, Cost $250,000)	250,000	266,250
JBS USA LLC / JBS USA Finance Corp.
7.250%, 06/01/2021*
(Acquired 09/13/2013, Cost $94,525)	95,000	95,095
Vector Group Ltd.
7.750%, 02/15/2021	500,000	526,875
Total Consumer Non-Cyclical		1,403,845

ENERGY (19.9%)
Access Midstream Partners LP / ACMP Finance Corp.
4.875%, 05/15/2023	250,000	217,383
AmeriGas Finance LLC / AmeriGas Finance Corp.
7.000%, 05/20/2022	600,000	618,000
Antero Resources Corp.
5.625%, 06/01/2023	500,000	462,500
Calumet Specialty Products Partners LP
6.500%, 04/15/2021	1,100,000	786,500
Ferrellgas LP / Ferrellgas Finance Corp.
6.750%, 06/15/2023*
(Acquired 06/02/2015, Cost $200,000)	200,000	176,500

The accompanying notes are an integral part of these financial statements.

P / 31

SCHEDULES OF INVESTMENTS March 31, 2016

Rainier High Yield Fund

continued

	Principal Amount	Value
Hilcorp Energy I LP / Hilcorp Finance Co.
5.750%, 10/01/2025*
(Acquired 05/20/2015, Cost $500,000)	$500,000	$432,500
Hornbeck Offshore Services, Inc.
5.875%, 04/01/2020	500,000	305,000
Parker Drilling Co.
7.500%, 08/01/2020	300,000	236,625
PBF Holding Co. LLC / PBF Finance Corp.
7.000%, 11/15/2023*
(Acquired 11/17/2015, Cost $250,000)	250,000	237,500
Plains Exploration & Production Co.
6.750%, 02/01/2022	163,000	126,325
Regency Energy Partners LP
5.500%, 04/15/2023	500,000	446,964
Sabine Pass LNG LP
6.250%, 03/15/2022	1,500,000	1,475,625
Shelf Drilling Holdings Ltd.^
8.625%, 11/01/2018*
(Acquired 10/10/2012, Cost $1,000,000)	1,000,000	675,000
SM Energy Co.
6.500%, 11/15/2021	300,000	222,750
Tesoro Corp.
5.375%, 10/01/2022	500,000	494,375
Transocean, Inc.:^
2.500%, 10/15/2017	250,000	238,750
6.000%, 03/15/2018	500,000	472,500
Total Energy		7,624,797

FINANCIAL SERVICES (14.9%)
Aircastle Ltd.:^
5.125%, 03/15/2021	200,000	209,000
5.500%, 02/15/2022	250,000	262,030
Alliance Data Systems Corp.
6.375%, 04/01/2020*
(Acquired 03/22/2012 and 12/13/2012, Cost $254,271)	250,000	255,312
Credit Acceptance Corp.
7.375%, 03/15/2023*
(Acquired 03/25/2015, Cost $498,125)	500,000	478,750
International Lease Finance Corp.
6.250%, 05/15/2019	250,000	267,188

	Principal Amount	Value
Jefferies Finance LLC / JFIN Co-Issuer Corp.:
7.375%, 04/01/2020*
(Acquired 03/19/2013, Cost $1,007,853)	$1,000,000	$870,000
7.500%, 04/15/2021*
(Acquired 10/08/2014, Cost $1,000,000)	1,000,000	863,750
JPMorgan Chase & Co.
6.000%, 12/29/2049	500,000	504,500
Navient Corp.
5.500%, 01/25/2023	800,000	684,000
NewStar Financial, Inc.
7.250%, 05/01/2020	1,000,000	903,750
Ocwen Financial Corp.
6.625%, 05/15/2019	500,000	395,000
Total Financial Services		5,693,280

HEALTH CARE (1.9%)
HealthSouth Corp.:
7.750%, 09/15/2022	434,000	454,489
5.750%, 09/15/2025	250,000	253,875
Total Health Care		708,364

MEDIA (2.5%)
Cablevision Systems Corp.
8.625%, 09/15/2017	400,000	424,000
Cenveo Corp.
6.000%, 08/01/2019*
(Acquired 06/19/2014, 11/06/2014 and 02/17/2015, Cost $730,149)	750,000	549,375
Total Media		973,375

SERVICES (3.7%)
Ashtead Capital, Inc.
5.625%, 10/01/2024*
(Acquired 09/10/2014, Cost $200,000)	200,000	208,000

P / 32

	Principal Amount	Value
ATS Automation Tooling Systems, Inc.^
6.500%, 06/15/2023*
(Acquired 06/12/2015, Cost $250,000)	$250,000	$257,812
DigitalGlobe, Inc.
5.250%, 02/01/2021	590,000	539,850
MGM Resorts International
7.750%, 03/15/2022	375,000	419,063
Total Services		1,424,725

TECHNOLOGY AND ELECTRONICS (4.4%)
Advanced Micro Devices, Inc.
7.750%, 08/01/2020	500,000	350,000
Amkor Technology, Inc.
6.625%, 06/01/2021	600,000	572,250
CommScope Holding Co., Inc.
6.000%, 06/15/2025*
(Acquired 05/28/2015, Cost $500,000)	500,000	507,187
Zebra Technologies Corp.
7.250%, 10/15/2022	250,000	272,500
Total Technology & Electronics		1,701,937

TELECOMMUNICATION SERVICES (12.4%)
Cable One, Inc.
5.750%, 06/15/2022*
(Acquired 06/03/2015, Cost $150,000)	150,000	152,625
CenturyLink, Inc.
5.625%, 04/01/2020	100,000	101,676
Frontier Communications Corp.
11.000%, 09/15/2025*
(Acquired 09/11/2015 and 12/14/2015, Cost $1,461,780)	1,500,000	1,513,125
GCI, Inc.
6.750%, 06/01/2021	96,000	98,400
Intelsat Jackson Holdings SA^
7.250%, 10/15/2020	250,000	162,500
Level 3 Communications, Inc.
5.750%, 12/01/2022	500,000	517,500
Sprint Capital Corp.
6.875%, 11/15/2028	575,000	422,625

	Principal Amount	Value
T-Mobile USA, Inc.:
6.250%, 04/01/2021	$250,000	$263,700
6.500%, 01/15/2024	500,000	522,500
Windstream Corp.:
7.875%, 11/01/2017	250,000	267,500
7.500%, 06/01/2022	250,000	193,125
Zayo Group LLC
10.125%, 07/01/2020	488,000	524,600
Total Telecommunication Services		4,739,876

UTILITIES (1.4%)
NRG Energy, Inc.:
6.250%, 07/15/2022	100,000	93,500
6.625%, 03/15/2023	250,000	234,452
The AES Corp.
7.375%, 07/01/2021	200,000	225,000
Total Utilities		552,952

TOTAL CORPORATE BONDS
(Cost $41,080,437)		$37,916,365

TOTAL DEBT SECURITIES
(Cost $41,548,280)		$38,397,963

COMMON STOCKS (0.3%)
	Shares
ENERGY (0.3%)
Calumet Specialty Products Partners LP	9,500	111,625
Total Energy		111,625

TOTAL COMMON STOCKS
(Cost $218,222)		$111,625

The accompanying notes are an integral part of these financial statements.

P / 33

SCHEDULES OF INVESTMENTS March 31, 2016

Rainier High Yield Fund

continued

SHORT-TERM INVESTMENTS (10.0%)
	Shares	Value
MONEY MARKET MUTUAL FUNDS (10.0%)
First American Government Obligations Fund Cl. Z 0.20%**	1,492,277	$1,492,277
Short-Term Investment Trust Treasury Portfolio - Instituational Class 0.23%**	2,319,000	2,319,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,811,277)	$3,811,277

TOTAL INVESTMENTS (110.7%)
(Cost $45,577,779)	$42,320,865

LIABILITIES IN EXCESS OF OTHER ASSETS (-10.7%)	(4,078,235)

TOTAL NET ASSETS (100.0%)	$38,242,630

*Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At March 31, 2016, the value of these securities totaled $14,694,406 or 38.4% of the Fund’s net assets.

**Rate quoted is seven-day yield period end.

^U.S. Dollar denominated foreign security.

Securities are classified based on the Bank of America Merrill Lynch U.S. High Yield Master II Index.

P / 34

SCHEDULES OF INVESTMENTS March 31, 2016

Rainier International Discovery Fund

Sector Representation as of March 31, 2016 (% of net assets)

COMMON STOCKS (79.8%)
	Shares	Value
AUSTRALIA (1.4%)
Burson Group Ltd.	334,110	$1,180,673
Domino’s Pizza Enterprises Ltd.	28,450	1,253,541
Total Australia		2,434,214

AUSTRIA (0.5%)
Wienerberger AG	49,150	944,063
Total Austria		944,063

BELGIUM (0.7%)
Melexis NV	21,730	1,181,932
Total Belgium		1,181,932

BRAZIL (0.7%)
Raia Drogasil SA	88,500	1,284,064
Total Brazil		1,284,064

CANADA (4.7%)
Canadian Apartment Properties	59,700	1,327,535
Dollarama, Inc.	38,840	2,733,080
Raging River Exploration, Inc.*	187,100	1,308,079
TORC Oil & Gas Ltd.	253,900	1,509,227
Tourmaline Oil Corp.*	67,600	1,431,376
Total Canada		8,309,297

	Shares	Value
CHINA (1.6%)
ANTA Sports Products Ltd.	370,000	$814,659
China Biologic Products, Inc.*	9,110	1,042,913
Xinyi Solar Holdings Ltd.	2,636,000	937,867
Total China		2,795,439

DENMARK (5.2%)
Ambu A/S	35,330	1,251,670
Chr. Hansen Holdings A/S	25,990	1,744,706
DSV A/S	15,660	651,892
Pandora A/S	9,450	1,237,440
Royal Unibrew A/S	74,360	3,588,266
SimCorp A/S*	16,050	740,675
Total Denmark		9,214,649

FINLAND (2.2%)
Amer Sports OYJ	52,560	1,528,098
Huhtamaki OYJ	65,150	2,419,004
Total Finland		3,947,102

FRANCE (5.3%)
BioMerieux	8,980	1,028,478
Eurofins Scientific SA	5,285	1,938,553

P / 35

SCHEDULES OF INVESTMENTS March 31, 2016

Rainier International Discovery Fund

continued

	Shares	Value
Ingenico Group SA	9,600	$1,102,764
Orpea	39,250	3,268,414
Teleperformance	22,710	1,996,535
Total France		9,334,744

GERMANY (10.5%)
ADO Properties SA*	32,650	1,119,777
Hella KGaA Hueck & Co.	25,270	1,072,410
Krones AG	9,170	1,104,499
Nemetschek AG	27,760	1,340,918
PATRIZIA Immobilien AG	82,070	2,302,472
Rheinmetall AG	21,640	1,729,112
Sixt SE	23,710	1,276,408
Stroeer SE & Co KGaA	58,970	3,707,391
United Internet AG	58,280	2,924,909
Wirecard AG	25,073	950,070
Zalando SE*	30,240	992,733
Total Germany		18,520,699

HONG KONG (1.7%)
Techtronic Industries Co. Ltd.	759,500	3,000,854
Total Hong Kong		3,000,854

INDIA (1.8%)
Aurobindo Pharma Ltd.	93,480	1,051,505
Indiabulls Housing Finance Ltd.	118,070	1,158,725
IndusInd Bank Ltd.	64,590	943,747
Total India		3,153,977

INDONESIA (0.7%)
Kalbe Farma Tbk	10,614,900	1,156,752
Total Indonesia		1,156,752

IRELAND (2.5%)
Greencore Group plc	478,370	2,576,462
Kingspan Group plc	68,480	1,819,515
Total Ireland		4,395,977

ITALY (3.3%)
Brembo SpA	25,880	1,338,453

	Shares	Value
Diasorin SpA	20,320	$1,173,450
FinecoBank SpA	135,490	1,140,891
Prysmian SpA	97,110	2,200,089
Total Italy		5,852,883

JAPAN (15.1%)
Asahi Intecc Co. Ltd.	32,500	1,521,836
Calbee, Inc.	43,700	1,735,652
COOKPAD, Inc.	58,700	940,389
Daifuku Co. Ltd.	67,400	1,136,059
Ezaki Glico Co. Ltd.	39,300	2,014,847
GMO Payment Gateway, Inc.	16,200	1,096,841
Hoshizaki Electric Co. Ltd.	13,000	1,084,633
Kakaku.com, Inc.	44,800	831,952
Kaneka Corp.	167,000	1,430,432
Kose Corp.	11,500	1,118,886
M3, Inc.	38,100	958,720
MISUMI Group, Inc.	79,800	1,142,279
Next Co. Ltd.	72,100	884,714
Nihon M&A Center, Inc.	16,900	983,562
Park24 Co. Ltd.	30,900	864,854
Pigeon Corp.	40,900	1,067,336
Ryohin Keikaku Co. Ltd.	8,100	1,712,915
Santen Pharmaceutical Co. Ltd.	104,700	1,574,989
Seria Co. Ltd.	21,500	1,297,126
Temp Holdings Co. Ltd.	75,300	1,091,915
Tsuruha Holdings, Inc.	13,200	1,298,361
Yaskawa Electric Corp.	82,400	951,065
Total Japan		26,739,363

LUXEMBOURG (0.3%)
Aperam SA*	13,580	518,593
Total Luxembourg		518,593

MEXICO (2.2%)
Alsea S.A.B. de C.V.	579,900	2,176,662
Gruma S.A.B de C.V.	107,100	1,698,447
Total Mexico		3,875,109

NETHERLANDS (3.6%)
Core Laboratories NV	12,250	1,377,022
Euronext NV	58,840	2,443,158
Koninklijke Wessanen NV	228,070	2,469,606
Total Netherlands		6,289,786

P / 36

	Shares	Value
PHILIPPINES (1.3%)
Universal Robina Corp.	495,640	$2,333,690
Total Philippines		2,333,690

REPUBLIC OF KOREA (1.1%)
Hanssem Co. Ltd.	4,380	856,007
Osstem Implant Co.*	14,570	1,002,675
Total Republic of Korea		1,858,682

SINGAPORE (0.7%)
Raffles Medical Group Ltd.	369,100	1,235,034
Total Singapore		1,235,034

SWEDEN (0.7%)
Hexpol AB	113,890	1,266,107
Total Sweden		1,266,107

SWITZERLAND (0.8%)
U-Blox AG	7,770	1,493,314
Total Switzerland		1,493,314

TAIWAN (3.2%)
Eclat Textile Co. Ltd.	81,390	1,070,993
Ginko International Co. Ltd.	72,000	718,121
Hota Industrial Manufacturing Co., Ltd.	243,000	1,057,047
Poya International Co. Ltd.	117,390	1,247,433
Tung Thih Electronic Co. Ltd.	46,000	757,519
Voltronic Power Technology Corp.	55,000	866,424
Total Taiwan		5,717,537

THAILAND (1.2%)
Bumrungrad Hospital PCL - NVDR	170,000	1,024,446
Krungthai Card PCL	411,500	1,017,638
Total Thailand		2,042,084

TURKEY (0.6%)
Ulker Biskuvi Sanayi AS	136,740	1,014,219
Total Turkey		1,014,219

	Shares	Value
UNITED KINGDOM (6.2%)
Cineworld Group plc	192,110	$1,483,054
Crest Nicholson Holdings plc	199,370	1,612,118
Domino’s Pizza Group plc	98,980	1,432,968
Howden Joinery Group plc	213,940	1,469,059
Pets at Home Group plc	275,010	1,062,896
Rightmove plc	36,120	2,184,548
Ted Baker plc	25,230	986,719
The Weir Group plc	46,740	743,801
Total United Kingdom		10,975,163

TOTAL COMMON STOCKS
(Cost $126,858,323)		$140,885,327

SHORT TERM INVESTMENTS (19.2%)

MONEY MARKET FUNDS (19.2%)
Fidelity Institutional Money Market Government Portfolio - Class I 0.23%**	6,793,000	6,793,000
First American Treasury Obligations Fund Cl. Z 0.17%**	6,793,000	6,793,000
First American Government Obligations Fund Cl. Z 0.20%**	6,793,000	6,793,000
First American Prime Obligations Fund Cl. Z 0.31%**	6,793,000	6,793,000
Short-Term Investment Treasury Portfolio - Institutional Class 0.23%**	6,793,000	6,793,000

TOTAL SHORT TERM INVESTMENTS
(Cost $33,965,000)		$33,965,000

The accompanying notes are an integral part of these financial statements.

P / 37

SCHEDULES OF INVESTMENTS March 31, 2016

Rainier International Discovery Fund

continued

Value
TOTAL INVESTMENTS (99.0%)
(Cost $160,823,323)	$174,850,327

OTHER ASSETS IN EXCESS OF LIABILITIES (1.0%)	1,718,138

TOTAL NET ASSETS (100.0%)	$176,568,465

Sector Diversification	Percentage
Consumer Discretionary	21.5%
Consumer Staples	12.6%
Health Care	11.3%
Industrials	11.1%
Information Technology	9.4%
Financials	6.5%
Materials	4.2%
Energy	3.2%
TOTAL PORTFOLIO	79.8%
SHORT-TERM INVESTMENTS AND OTHER ASSETS IN EXCESS OF LIABILITIES	20.2%
TOTAL NET ASSETS	100.0%

NVDR - Non-Voting Depository Receipt

*Non-income producing security.

**Rate quoted is seven-day yield at period end.

Securities are classified by country of major operations.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, LLC.

P / 38

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P / 39

Statements of Assets and Liabilities

Rainier Funds

March 31, 2016

	LARGE CAP EQUITY FUND	MID CAP EQUITY FUND
ASSETS
Investments in securities, at cost (Note 2)	$141,145,742	$497,717,901

Investment in securities, at value (Note 2)	$172,683,063	$570,871,087
Cash	12,410	20,375
Cash, denominated in foreign currency (cost $92,795)	–	–
Receivables
Investment securities sold	1,481,565	14,576,442
Dividends and interest	66,437	239,580
Fund shares sold	135,066	901,655
Foreign tax reclaims	11,262	616
Prepaid expenses	23,151	48,156

Total Assets	174,412,954	586,657,911

LIABILITIES
Payables
Investment securities purchased	2,413,770	18,166,641
Fund shares redeemed	1,293,775	1,224,450
Distributions to shareholders	–	–
Due to Investment Adviser (Note 3)	92,622	368,631
Due under Distribution Plan – Original Shares (Note 6)	30,680	18,267
Accrued expenses	76,125	295,002
Deferred trustees compensation (Note 3)	316,112	162,877

Total Liabilities	4,233,084	20,235,868

Net assets	$170,189,870	$566,422,043

COMPONENTS OF NET ASSETS
Paid-in capital	$117,733,736	$495,535,959
Accumulated undistributed net investment loss	(309,732)	(516,241)
Accumulated undistributed net realized gain/(loss) on investments	21,228,564	(1,750,861)
Net unrealized appreciation (depreciation) on:
Investments	31,537,321	73,153,186
Foreign currency	(19)	–

Net assets	$170,189,870	$566,422,043

Original shares
Net assets applicable to shares outstanding	$87,483,968	$62,105,442
Shares outstanding	4,498,924	1,440,691
Net asset value, offering and redemption price per share	$19.45	$43.11

Institutional shares
Net assets applicable to shares outstanding	$82,705,902	$504,316,601
Shares outstanding	4,149,092	11,295,804
Net asset value, offering and redemption price per share	$19.93	$44.65

Class A shares
Net assets applicable to shares outstanding	–	–
Shares outstanding	–	–
Net asset value, offering and redemption price per share	–	–
Maximum offering price per share	–	–

The accompanying notes are an integral part of these financial statements.

P / 40

SMALL/MID CAP EQUITY FUND	INTERMEDIATE FIXED INCOME FUND	HIGH YIELD FUND	INTERNATIONAL DISCOVERY FUND

$548,830,314	$59,074,440	$45,577,779	$160,823,323

$619,363,652	$60,612,259	$42,320,865	$174,850,327
6,639	–	–	9,899,586
–	–	–	93,224

27,063,844	–	4,439,888	646,963
314,935	390,729	821,157	191,774
377,314	22,303	1,187	24,397,417
284	–	–	42,599
38,877	18,860	16,001	29,725

647,165,545	61,044,151	47,599,098	210,151,615

27,744,999	–	–	32,987,210
377,382	377,509	9,245,155	419,110
–	165	60,670	–
442,686	7,882	14,476	86,716
119,761	3,429	210	13,405
255,743	29,369	24,077	71,221
628,610	60,982	11,880	5,488

29,569,181	479,336	9,356,468	33,583,150

$617,596,364	$60,564,815	$38,242,630	$176,568,465

$528,379,903	$58,540,672	$42,433,871	$166,947,671
(1,579,081)	(61,147)	(11,374)	(94,821)

20,262,204	547,471	(922,953)	(4,294,036)

70,533,338	1,537,819	(3,256,914)	14,027,004
–	–	–	(17,353)

$617,596,364	$60,564,815	$38,242,630	$176,568,465

$372,296,029	$21,409,735	$704,544	–
10,498,828	1,682,727	65,231	–
$35.46	$12.72	$10.80	–

$245,300,335	$39,155,080	$37,538,086	$76,624,492
6,564,058	3,077,742	3,484,659	4,783,350
$37.37	$12.72	$10.77	$16.02

–	–	–	$99,943,973
–	–	–	6,275,088
–	–	–	$15.93
–	–	–	$16.90

The accompanying notes are an integral part of these financial statements.

P / 41

Statements of Operations

Rainier Funds

For the fiscal year ending March 31, 2016

	LARGE CAP EQUITY FUND	MID CAP EQUITY FUND
INVESTMENT INCOME
Income
Dividends, net of foreign tax withholding of $999 and $5,976, $6,168, $0, $0, $111,352 respectively	$2,150,924	$4,749,226
Interest	1,808	3,979

Total Income	2,152,732	4,753,205

Expenses
Investment advisory fees (Note 3)	1,550,106	5,875,662
Sub-transfer agent fees (Note 3)	236,056	1,083,558
Distribution fees – Original shares (Note 6)	256,578	204,805
Administration fees* (Note 3)	109,726	342,512
Trustee fees** (Note 3)	(18,651)	78,954
Registration expense	55,668	69,349
Reports to shareholders	6,541	128,519
Compliance fees	16,410	53,256
Audit fees	23,683	49,367
Legal fees	5,536	15,285
Tax service fees	–	–
Interest Expense (Note 2)	–	–
Miscellaneous expense	35,112	92,122

Total expenses	2,276,765	7,993,389
Less: fees waived and expenses absorbed (Note 3)	(155,010)	(372,409)

Net expenses	2,121,755	7,620,980

Net investment income (loss)	30,977	(2,867,775)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain/loss on:
Investments	47,699,890	68,845,166
Foreign currency	(10)	–
Net change in unrealized appreciation/depreciation on:
Investments	(57,417,668)	(134,509,304)
Foreign currency	37	–

Net realized and unrealized gain (loss) on investments	(9,717,751)	(65,664,138)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(9,686,774)	$(68,531,913)

*Includes administrator, transfer agent, fund accounting and custody fees.

**Amount may be negative due to change in value of accrued deferred compensations.

The accompanying notes are an integral part of these financial statements.

P / 42

SMALL/MID CAP EQUITY FUND	INTERMEDIATE FIXED INCOME FUND	HIGH YIELD FUND	INTERNATIONAL DISCOVERY FUND

$5,184,220	$ –	$ –	$869,824
4,232	1,684,231	3,442,569 ^	3,457

5,188,452	1,684,231	3,442,569	873,281

7,517,580	335,067	287,269	851,754
865,391	9,538	11,155	48,892
1,257,646	37,215	4,590	58,903
438,201	33,204	26,270	133,053
32,808	(735)	5,413	8,688
53,976	51,347	28,927	36,983
39,961	1,454	1,687	6,802
70,179	5,012	4,097	6,497
51,851	28,621	17,601	18,836
21,548	3,406	1,025	1,488
–	–	–	15,651
425	–	101	–
125,602	10,440	7,337	7,306

10,475,168	514,569	395,472	1,194,853
–	(175,793)	(51,282)	(71,258)

10,475,168	338,776	344,190	1,123,595

(5,286,716)	1,345,455	3,098,379	(250,314)

127,310,902	710,815	(315,424)	(4,109,428)†
–	–	–	(93,827)

(209,349,593)	(865,588)	(4,172,780)	5,482,027
–	–	–	(13,911)

(82,038,691)	(154,773)	(4,488,204)	1,264,861

$(87,325,407)	$1,190,682	$(1,389,825)	$1,014,547

^Net of foreign tax witholding of $840.

†Net of foreign tax witholding of $1,706.

The accompanying notes are an integral part of these financial statements.

P / 43

Statements of Changes in Net Assets

Rainier Funds

March 31, 2016

	LARGE CAP EQUITY FUND
Fiscal year ending March 31,	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income (loss)	$30,977	$66,102
Net realized gain/loss on investments and foreign currency	47,699,880	109,635,271
Net change in unrealized appreciation / depreciation on investments and foreign currency	(57,417,631)	(54,993,461)

Increase (decrease) in net assets resulting from operations	(9,686,774)	54,707,912

Distributions to shareholders
From net investment income
Original shares	–	–
Institutional shares	–	(21,910)
Class A shares	–	–
From net realized gain on investments sold
Original shares	(18,496,447)	(31,185,667)
Institutional shares	(19,459,786)	(54,996,426)
Class A shares	–	–

Decrease in net assets from distributions	(37,956,233)	(86,204,003)

Capital share transactions
Proceeds from shares sold
Original shares	6,879,825	9,760,204
Institutional shares	16,171,737	48,991,553
Class A shares	–	–
Proceeds from shares reinvested
Original shares	18,239,045	30,779,782
Institutional shares	19,309,039	54,740,587
Class A shares	–	–
Cost of shares redeemed
Original shares	(39,246,039)	(66,135,084)
Institutional shares	(154,769,357)	(254,522,532)
Class A shares	–	–

Net increase (decrease) from capital share transactions	(133,415,750)	(176,385,490)

Net increase (decrease) in net assets	(181,058,757)	(207,881,581)

NET ASSETS
Beginning of Year	351,248,627	559,130,208

End of Year	$170,189,870	$351,248,627

Accumulated undistributed net investment gain (loss)	$(309,732)	$(340,699)

Original shares
Shares sold	282,473	340,360
Shares issued on reinvestment of distributions	908,319	1,292,182
Shares redeemed	(1,640,049)	(2,220,489)

Net increase (decrease) in shares outstanding	(449,257)	(587,947)

Institutional shares
Shares sold	699,833	1,695,229
Shares issued on reinvestment of distributions	939,156	2,261,073
Shares redeemed	(6,205,081)	(8,498,146)

Net increase (decrease) in shares outstanding	(4,566,092)	(4,541,844)

Class A shares
Shares sold	–	–
Shares issued on reinvestment of distributions	–	–
Shares redeemed	–	–

Net increase (decrease) in shares outstanding	–	–

The accompanying notes are an integral part of these financial statements.

P / 44

MID CAP EQUITY FUND		SMALL/MID CAP EQUITY FUND
2016	2015	2016	2015

$(2,867,775)	$(4,489,769)	$(5,286,716)	$(9,534,004)
68,845,166	83,731,508	127,310,902	147,716,880
(134,509,304)	39,282,831	(209,349,593)	(15,638,047)

(68,531,913)	118,524,570	(87,325,407)	122,544,829

–	–	–	–
–	–	–	–
–	–	–	–

(8,327,545)	(12,352,505)	(54,740,735)	(91,705,817)
(58,746,931)	(83,801,725)	(42,360,035)	(90,880,427)
–	–	–	–

(67,074,476)	(96,154,230)	(97,100,770)	(182,586,244)

7,727,827	27,640,294	40,345,777	49,574,665
111,506,323	186,554,869	37,926,184	69,425,446
–	–	–	–

7,972,117	12,167,164	54,033,792	90,158,069
58,028,585	83,539,214	42,277,912	90,709,188
–	–	–	–

(37,344,645)	(79,319,353)	(225,638,849)	(267,339,008)
(414,769,092)	(287,143,763)	(428,105,440)	(421,422,864)
–	–	–	–

(266,878,885)	(56,561,575)	(479,160,624)	(388,894,504)

(402,485,274)	(34,191,235)	(663,586,801)	(448,935,919)

968,907,317	1,003,098,552	1,281,183,165	1,730,119,084

$566,422,043	$968,907,317	$617,596,364	$1,281,183,165

$(516,241)	$(1,140,864)	$(1,579,081)	$(2,638,689)

157,069	530,018	966,626	1,041,969
176,452	248,868	1,440,517	2,209,756
(767,476)	(1,495,013)	(5,358,009)	(5,627,255)

(433,955)	(716,127)	(2,950,866)	(2,375,530)

2,203,937	3,395,139	905,802	1,444,767
1,241,253	1,661,811	1,070,327	2,132,327
(7,836,018)	(5,263,339)	(9,666,185)	(8,322,630)

(4,390,828)	(206,389)	(7,690,056)	(4,745,536)

–	–	–	–
–	–	–	–
–	–	–	–

–	–	–	–

The accompanying notes are an integral part of these financial statements.

P / 45

Statements of Changes in Net Assets

Rainier Funds

March 31, 2016

	INTERMEDIATE FIXED INCOME FUND
Fiscal year ending March 31,	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income (loss)	$1,345,455	$1,810,592
Net realized gain/loss on investments and foreign currency	710,815	1,398,656
Net change in unrealized appreciation / depreciation on investments and foreign currency	(865,588)	(587,902)

Increase (decrease) in net assets resulting from operations	1,190,682	2,621,346

Distributions to shareholders
From net investment income
Original shares	(695,898)	(1,790,658)
Institutional shares	(657,108)	(23,739)
Class A shares	–	–
From net realized gain on investments sold
Original shares	(277,795)	(960,148)
Institutional shares	(473,931)	–
Class A shares	–	–

Decrease in net assets from distributions	(2,104,732)	(2,774,545)

Capital share transactions
Proceeds from shares sold
Original shares	5,775,782	16,565,937
Institutional shares	39,318,717	11,168,461
Class A shares	–	–
Proceeds from shares reinvested
Original shares	965,962	2,746,732
Institutional shares	1,131,039	23,739
Class A shares	–	–
Cost of shares redeemed
Original shares	(45,001,716)	(65,953,284)
Institutional shares	(12,062,177)	–
Class A shares	–	–

Net increase (decrease) from capital share transactions	(9,872,393)	(35,448,415)

Net increase (decrease) in net assets	(10,786,443)	(35,601,614)

NET ASSETS
Beginning of Year	71,351,258	106,952,872

End of Year	$60,564,815	$71,351,258

Accumulated undistributed net investment gain (loss)	$(61,147)	$(57,173)

Original shares
Shares sold	453,953	1,275,270
Shares issued on reinvestment of distributions	76,260	213,092
Shares redeemed	(3,517,045)	(5,098,294)

Net increase (decrease) in shares outstanding	(2,986,832)	(3,609,932)

Institutional shares
Shares sold	3,072,313	866,982
Shares issued on reinvestment of distributions	89,656	1,843
Shares redeemed	(953,052)	–

Net increase (decrease) in shares outstanding	2,208,917	868,825

Class A shares
Shares sold	–	–
Shares issued on reinvestment of distributions	–	–
Shares redeemed	–	–

Net increase (decrease) in shares outstanding	–	–

The accompanying notes are an integral part of these financial statements.

P / 46

HIGH YIELD FUND		INTERNATIONAL DISCOVERY FUND
2016	2015	2016	2015

$3,098,379	$2,910,250	$(250,314)	$91,677
(315,424)	(127,374)	(4,203,255)	802,943
(4,172,780)	(1,890,197)	5,468,116	883,772

(1,389,825)	892,679	1,014,547	1,778,392

(97,497)	(90,268)	–	–
(3,020,750)	(2,819,898)	–	(22,299)
–	–	–	–

–	(28,943)	–	–
–	(699,738)	(36,790)	(1,751,766)
–	–	(18,881)	(160,703)

(3,118,247)	(3,638,847)	(55,671)	(1,934,768)

236,449	2,291,746	–	–
1,437,383	9,147,962	55,577,422	20,920,320
–	–	112,992,149	2,112,149

97,497	119,211	–	–
2,286,239	2,660,002	24,445	1,287,236
–	–	18,715	149,201

(1,714,506)	(96,803)	–	–
(14,425,990)	(3,842,769)	(20,014,580)	(12,007,750)
–	–	(17,402,545)	(1,152,232)

(12,082,928)	10,279,349	131,195,606	11,308,924

(16,591,000)	7,533,181	132,154,482	11,152,548

54,833,630	47,300,449	44,413,983	33,261,435

$38,242,630	$54,833,630	$176,568,465	$44,413,983

$(11,374)	$9,692	$(94,821)	$(125,497)

20,876	185,248	–	–
8,637	10,049	–	–
(158,021)	(8,176)	–	–

(128,508)	187,121	–	–

129,128	755,299	3,471,861	1,370,272
205,607	223,037	1,540	92,540
(1,338,742)	(321,544)	(1,292,931)	(806,007)

(1,004,007)	656,792	2,180,470	656,805

–	–	7,140,810	140,303
–	–	1,185	10,749
–	–	(1,129,470)	(77,330)

–	–	6,012,525	73,722

The accompanying notes are an integral part of these financial statements.

P / 47

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Rainier Funds

For a capital share outstanding throughout the period

LARGE CAP EQUITY FUND – INSTITUTIONAL SHARES Fiscal year ending March 31,

	2016	2015	2014	2013	2012

Net asset value, beginning of year	$25.87	$29.84	$29.18	$27.60	$26.67

Income (loss) from investment operations:
Net investment income (loss)*	0.03	0.03	0.02	0.18	0.07

Net realized and unrealized gain/(loss) on investments	(1.26)	3.75	5.76	2.01	0.95

Total from investment operations	(1.23)	3.78	5.78	2.19	1.02

Less distributions:
From net investment income	–	0.00 §	(0.16)	(0.18)	(0.09)

From net realized gains	(4.71)	(7.75)	(4.96)	(0.43)	–

Total distributions	(4.71)	(7.75)	(5.12)	(0.61)	(0.09)

Net asset value, end of year	$19.93	$25.87	$29.84	$29.18	$27.60

Total return	(5.26%)	14.45%	20.42%	8.13%	3.91%

Ratios/supplemental data:
Net assets, end of year (in millions)	$82.7	$225.4	$395.6	$458.3	$567.7

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.89%	0.92%	0.90%	0.94%	0.92%

After fees waived and expenses absorbed	0.82%	0.84%	0.83%	0.92%	n/a

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	0.14%	0.10%	0.07%	0.67%	0.28%

Portfolio turnover rate**	63.30%	76.67%	81.53%	84.93%	85.70%

*Computed using the average shares method.

§ Amount is less than $0.01 per share.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

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Rainier Funds

For a capital share outstanding throughout the period

LARGE CAP EQUITY FUND – ORIGINAL SHARES Fiscal year ending March 31,

	2016	2015	2014	2013	2012

Net asset value, beginning of year	$25.43	$29.53	$28.91	$27.33	$26.44

Income (loss) from investment operations:
Net investment income (loss)*	(0.03)	(0.05)	(0.06)	0.09	0.01

Net realized and unrealized gain/(loss) on investments	(1.24)	3.70	5.70	2.01	0.95

Total from investment operations	(1.27)	3.65	5.64	2.10	0.96

Less distributions:
From net investment income	–	–	(0.06)	(0.09)	(0.07)

From net realized gains	(4.71)	(7.75)	(4.96)	(0.43)	–

Total distributions	(4.71)	(7.75)	(5.02)	(0.52)	(0.07)

Net asset value, end of year	$19.45	$25.43	$29.53	$28.91	$27.33

Total return	(5.57%)	14.12%	20.09%	7.82%	3.67%

Ratios/supplemental data:
Net assets, end of year (in millions)	$87.5	$125.8	$163.5	$189.0	$343.7

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.19%	1.19%	1.19%	1.20%	1.17%

After fees waived and expenses absorbed	1.12%	1.12%	1.12%	1.18%	n/a

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	(0.13%)	(0.16%)	(0.20%)	0.35%	0.02%

Portfolio turnover rate**	63.30%	76.67%	81.53%	84.93%	85.70%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

Rainier Funds

For a capital share outstanding throughout the period

MID CAP EQUITY FUND – INSTITUTIONAL SHARES Fiscal year ending March 31,

	2016	2015	2014	2013	2012

Net asset value, beginning of year	$55.34	$54.44	$49.38	$45.32	$43.98

Income (loss) from investment operations:
Net investment loss*	(0.20)	(0.23)	(0.21)	(0.08)	(0.01)

Net realized and unrealized gain/(loss) on investments	(5.02)	6.69	10.06	4.14	1.35

Total from investment operations	(5.22)	6.46	9.85	4.06	1.34

Less distributions:
From net realized gains	(5.47)	(5.56)	(4.79)	–	–

Total distributions	(5.47)	(5.56)	(4.79)	–	–

Net asset value, end of year	$44.65	$55.34	$54.44	$49.38	$45.32

Total return	(9.87%)	12.90%	20.57%	8.96%	3.05%

Ratios/supplemental data:
Net assets, end of year (in millions)	$504.3	$868.1	$865.2	$732.4	$672.5

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.13%	1.11%	1.10%	1.10%	1.06%

After fees waived and expenses absorbed	1.07%	1.06%	1.05%	1.09%	n/a

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	(0.38%)	(0.42%)	(0.41%)	(0.19%)	(0.35%)

Portfolio turnover rate**	143.46%	137.02%	149.80%	131.10%	127.86%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

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Rainier Funds

For a capital share outstanding throughout the period

MID CAP EQUITY FUND – ORIGINAL SHARES Fiscal year ending March 31,

	2016	2015	2014	2013	2012

Net asset value, beginning of year	$53.78	$53.21	$48.50	$44.62	$43.42

Income (loss) from investment operations:
Net investment loss*	(0.32)	(0.38)	(0.37)	(0.20)	(0.13)

Net realized and unrealized gain/(loss) on investments	(4.88)	6.51	9.87	4.08	1.33

Total from investment operations	(5.20)	6.13	9.50	3.88	1.20

Less distributions:
From net realized gains	(5.47)	(5.56)	(4.79)	–	–

Total distributions	(5.47)	(5.56)	(4.79)	–	–

Net asset value, end of year	$43.11	$53.78	$53.21	$48.50	$44.62

Total return	(10.13%)	12.57%	20.21%	8.70%	2.76%

Ratios/supplemental data:
Net assets, end of year (in millions)	$62.1	$100.8	$137.8	$210.2	$276.6

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.37%	1.36%	1.34%	1.35%	1.31%

After fees waived and expenses absorbed	1.35%	1.35%	1.35%	1.35%	n/a

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	(0.65%)	(0.71%)	(0.72%)	(0.47%)	(0.65%)

Portfolio turnover rate**	143.46%	137.02%	149.80%	131.10%	127.86%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

Rainier Funds

For a capital share outstanding throughout the period

SMALL/MID CAP EQUITY FUND – INSTITUTIONAL SHARES Fiscal year ending March 31,

	2016	2015	2014	2013	2012

Net asset value, beginning of year	$47.20	$50.43	$41.77	$37.93	$36.54

Income (loss) from investment operations:
Net investment loss*	(0.19)	(0.26)	(0.19)	(0.09)	(0.16)+

Net realized and unrealized gain/(loss) on investments	(4.09)	4.32	9.32	3.93	1.55

Total from investment operations	(4.28)	4.06	9.13	3.84	1.39

Less distributions:
From net realized gains	(5.55)	(7.29)	(0.47)	–	–

Total distributions	(5.55)	(7.29)	(0.47)	–	–

Net asset value, end of year	$37.37	$47.20	$50.43	$41.77	$37.93

Total return	(9.69%)	9.64%	21.92%	10.12%	3.80%

Ratios/supplemental data:
Net assets, end of year (in millions)	$245.3	$672.8	$958.2	$1,055.6	$1,291.3

Ratio of expenses to average net assets:	1.00%	1.03%	1.01%	1.02%	1.01%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	(0.42%)	(0.53%)	(0.42%)	(0.23%)	(0.47%)

Portfolio turnover rate**	152.86%	133.58%	139.65%	121.29%	110.71%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

+Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

The accompanying notes are an integral part of these financial statements.

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Rainier Funds

For a capital share outstanding throughout the period

SMALL/MID CAP EQUITY FUND – ORIGINAL SHARES Fiscal year ending March 31,

	2016	2015	2014	2013	2012

Net asset value, beginning of year	$45.23	$48.78	$40.54	$36.91	$35.65

Income (loss) from investment operations:
Net investment loss*	(0.31)	(0.38)	(0.32)	(0.19)	(0.25)+

Net realized and unrealized gain/(loss) on investments	(3.91)	4.12	9.03	3.82	1.51

Total from investment operations	(4.22)	3.74	8.71	3.63	1.26

Less distributions:
From net realized gains	(5.55)	(7.29)	(0.47)	–	–

Total distributions	(5.55)	(7.29)	(0.47)	–	–

Net asset value, end of year	$35.46	$45.23	$48.78	$40.54	$36.91

Total return	(9.99%)	9.29%	21.55%	9.83%	3.53%

Ratios/supplemental data:
Net assets, end of year (in millions)	$372.3	$608.3	$771.9	$1,091.5	$1,302.9

Ratio of expenses to average net assets:	1.33%	1.33%	1.32%	1.29%	1.26%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	(0.73%)	(0.81%)	(0.73%)	(0.52%)	(0.74%)

Portfolio turnover rate**	152.86%	133.58%	139.65%	121.29%	110.71%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

+Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

Rainier Funds

For a capital share outstanding throughout the period

INTERMEDIATE FIXED INCOME FUND – INSTITUTIONAL SHARES

	Fiscal year ending March 31, 2016	February 2, 2015* through Mar. 31, 2015

Net asset value, beginning of year	$12.88	$12.99

Income (loss) from investment operations:
Net investment income**	0.26	0.04

Net realized and unrealized gain/(loss) on investments	(0.01)	(0.10)

Total from investment operations	0.25	(0.06)

Less distributions:
From net investment income	(0.27)	(0.05)

From net realized gains	(0.14)	–

Total distributions	(0.41)	(0.05)

Net asset value, end of year	$12.72	$12.88

Total return	1.95%	(0.48	%)†

Ratios/supplemental data:
Net assets, end of year (in millions)	$39.2	$11.2

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.71%	2.92	%‡

After fees waived and expenses absorbed	0.45%	0.45	%‡

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	2.06%	2.68	%‡

Portfolio turnover rate***	100.93%	204.86	%^

†Not annualized.

‡Annualized.

*Commencement of operations.

**Computed using the average shares method.

***Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

^Value reported is for period April 1, 2014 through March 31, 2015.

The accompanying notes are an integral part of these financial statements.

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Rainier Funds

For a capital share outstanding throughout the period

INTERMEDIATE FIXED INCOME FUND – ORIGINAL SHARES Fiscal year ending March 31,

	2016	2015	2014	2013	2012

Net asset value, beginning of year	$12.88	$12.92	$13.31	$13.28	$13.07

Income (loss) from investment operations:
Net investment income	0.25 *	0.25 *	0.30	0.38	0.42

Net realized and unrealized gain/(loss) on investments	(0.02)	0.11	(0.29)	0.11	0.33

Total from investment operations	0.23	0.36	0.01	0.49	0.75

Less distributions:
From net investment income	(0.25)	(0.25)	(0.30)	(0.38)	(0.43)

From net realized gains	(0.14)	(0.15)	(0.10)	(0.08)	(0.11)

Total distributions	(0.39)	(0.40)	(0.40)	(0.46)	(0.54)

Net asset value, end of year	$12.72	$12.88	$12.92	$13.31	$13.28

Total return	1.85%	2.84%	0.08%	3.73%	5.83%

Ratios/supplemental data:
Net assets, end of year (in millions)	$21.4	$60.2	$107.0	$109.1	$109.0

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.81%	0.75%	0.74%	0.74%	0.72%

After fees waived and expenses absorbed	0.55%	0.55%	0.55%	0.55%	0.55%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	1.97%	1.89%	2.27%	2.82%	3.14%

Portfolio turnover rate**	100.93%	204.86%	136.10%	30.63%	32.65%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

Rainier Funds

For a capital share outstanding throughout the year

HIGH YIELD FUND – INSTITUTIONAL SHARES Fiscal year ending March 31,

	2016	2015	2014	2013	2012

Net asset value, beginning of year	$11.71	$12.32	$12.43	$12.12	$12.06

Income (loss) from investment operations:
Net investment income	0.67 *	0.67 *	0.72	0.76	0.78

Net realized and unrealized gain/(loss) on investments	(0.94)	(0.46)	0.13	0.50	0.12

Total from investment operations	(0.27)	0.21	0.85	1.26	0.90

Less distributions:
From net investment income	(0.67)	(0.66)	(0.72)	(0.75)	(0.78)

From net realized gains	–	(0.16)	(0.24)	(0.20)	(0.06)

Total distributions	(0.67)	(0.82)	(0.96)	(0.95)	(0.84)

Net asset value, end of year	$10.77	$11.71	$12.32	$12.43	$12.12

Total return	(2.30%)	1.78%	7.16%	10.74%	7.81%

Ratios/supplemental data:
Net assets, end of year (in millions)	$37.5	$52.6	$47.2	$42.7	$37.8

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.74%	0.73%	0.75%	0.78%	0.73%

After fees waived and expenses absorbed	0.65%	0.65%	0.65%	0.65%	0.65%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	5.94%	5.51%	5.85%	6.14%	6.55%

Portfolio turnover rate**	35.45%	33.69%	28.71%	32.74%	42.05%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

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Rainier Funds

For a capital share outstanding throughout the year

HIGH YIELD FUND – ORIGINAL SHARES

	Fiscal year ending March 31,			July 31, 2012* through Mar. 31, 2013
	2016	2015	2014

Net asset value, beginning of year	$11.73	$12.34	$12.43	$12.26

Income (loss) from investment operations:
Net investment income**	0.64	0.63	0.66	0.49

Net realized and unrealized gain/(loss) on investments	(0.94)	(0.46)	0.18	0.35

Total from investment operations	(0.30)	0.17	0.84	0.84

Less distributions:
From net investment income	(0.63)	(0.62)	(0.69)	(0.48)

From net realized gains	–	(0.16)	(0.24)	(0.19)

Total distributions	(0.63)	(0.78)	(0.93)	(0.67)

Net asset value, end of year	$10.80	$11.73	$12.34	$12.43

Total return	(2.57%)	1.46%	7.07%	7.01	%†

Ratios/supplemental data:
Net assets, end of year (in millions)	$0.7	$2.3	$0.1	$0.0

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.11%	1.11%	1.00%	1.03	%‡

After fees waived and expenses absorbed	0.90%	0.90%	0.90%	0.90	%‡

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	5.62%	5.29%	5.33%	5.90	%‡

Portfolio turnover rate***	35.45%	33.69%	28.71%	32.74	%^

†Not annualized.

‡Annualized.

*Commencement of operations.

**Computed using the average shares method.

***Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

^Value reported is for period April 1, 2012 through March 31, 2013.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

Rainier Funds

For a capital share outstanding throughout the period

INTERNATIONAL DISCOVERY FUND – INSTITUTIONAL SHARES

	Fiscal year ending March 31,				Mar. 28, 2012* through Mar. 31, 2012
	2016	2015	2014	2013

Net asset value, beginning of year	$15.50	$15.58	$12.89	$10.02	$10.00

Income (loss) from investment operations:
Net investment income	(0.03)**	0.04 **	0.01 **	0.02	0.00	§

Net realized and unrealized gain on investments	0.56	0.62	2.95	2.88	0.02

Total from investment operations	0.53	0.66	2.96	2.90	0.02

Less distributions:
From net investment income	–	(0.01)	(0.01)	(0.03)	–

From net realized gains	(0.01)	(0.73)	(0.26)	–	–

Total distributions	(0.01)	(0.74)	(0.27)	(0.03)	–

Net asset value, end of year	$16.02	$15.50	$15.58	$12.89	$10.02

Total return	3.47%	4.81%	23.15%	29.00%	0.20	%†

Ratios/supplemental data:
Net assets, end of year (in millions)	$76.6	$40.4	$30.3	$20.4	$11.1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.31%	1.52%	1.61%	2.42%	2.12	%‡

After fees waived and expenses absorbed	1.25%	1.25%	1.25%	1.25%	1.25	%‡

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	(0.19%)	0.40%	0.08%	0.18%	0.33	%‡

Portfolio turnover rate***	93.28%	110.73%	80.14%	78.16%	0.23	%†

†Not annualized.

‡Annualized.

§Amount is less than $0.01 per share.

*Commencement of operations.

**Computed using the average shares method.

***Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

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Rainier Funds

For a capital share outstanding throughout the period

INTERNATIONAL DISCOVERY FUND – CLASS A SHARES

	Fiscal year ending March 31,			Nov. 30, 2012* through Mar. 31, 2013
	2016	2015	2014

Net asset value, beginning of year	$15.45	$15.56	$12.89	$11.21

Income (loss) from investment operations:
Net investment income (loss)**	(0.09)	0.01	(0.10)	0.04

Net realized and unrealized gain/(loss) on investments	0.58	0.61	3.03	1.67

Total from investment operations	0.49	0.62	2.93	1.71

Less distributions:
From net investment income	–	–	(0.00)§	(0.03)

From net realized gains	(0.01)	(0.73)	(0.26)	–

Total distributions	(0.01)	(0.73)	(0.26)	(0.03)

Net asset value, end of year	$15.93	$15.45	$15.56	$12.89

Total return	3.22%	4.55%	22.91%	15.28	%†

Ratios/supplemental data:
Net assets, end of year (in millions)	$99.9	$4.1	$2.9	$0.1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.64%	1.82%	1.83%	2.78	%‡

After fees waived and expenses absorbed	1.50%	1.50%	1.50%	1.50	%‡

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	(0.56%)	0.06%	(0.66%)	0.89	%‡

Portfolio turnover rate***	93.28%	110.73%	80.14%	78.16	%^

†Not annualized.

‡Annualized.

§Amount is less than $0.01 per share.

*Commencement of operations.

**Computed using the average shares method.

***Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

^ Value reported is for period April 1, 2012 through March 31, 2013.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

Rainier Funds

March 31, 2016

NOTE 1. ORGANIZATION

The Rainier Investment Management Mutual Funds (the “Trust”) was organized as a statutory trust in Delaware on December 15, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust consists of seven separate series, six of which are included herein: Large Cap Equity Fund, Mid Cap Equity Fund, Small/Mid Cap Equity Fund, Intermediate Fixed Income Fund, High Yield Fund and International Discovery Fund (each a “Fund”, and together the “Funds”).

The Large Cap Equity Fund, Mid Cap Equity Fund, Small/Mid Cap Equity Fund and International Discovery Fund seek to maximize long-term capital appreciation. The Intermediate Fixed Income Fund seeks to provide investors with current income. The High Yield Fund seeks to earn a high level of current income; capital appreciation is a secondary objective.

Each Fund offers two classes of shares. The International Discovery Fund offers Class A Shares and Institutional Shares; the other Funds offer Original Shares and Institutional Shares. Each class of shares represent an equal pro rata interest in the Fund, except that they bear different expenses which reflect the difference in the range of services provided to them and the Class A shares may be subject to a sales charge. The Class A Shares and Original Shares are subject to an annual distribution fee as described in Note 7. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class. The Trust is authorized to issue an unlimited number of shares of each Fund and Class, with $0.01 par value.

Effective April 15, 2016, the High Yield Fund was reorganized into the Angel Oak Funds Trust and, accordingly, is no longer a series of the Trust. Also effective April 15, 2016, Manning & Napier, LLC became the investment adviser to the Intermediate Fixed Income Fund. At that time, the name of the Fund changed to the MN Rainier Intermediate Fixed Income Fund. Effective April 30, 2016, Manning & Napier, Inc. (“Manning & Napier”) acquired a majority interest in Rainier Investment Management, LLC (the “Investment Adviser”). Please refer to the Funds’ prospectus, as supplemented, for additional information.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board.

A) Security Valuation. Section 2(a) (41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Funds, in computing net asset value (“NAV”), to value portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available, the Board of Trustees of the Trust must value securities at “fair value determined in good faith.” The Board has delegated such responsibility to the

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Investment Adviser’s Pricing Committee (the “Pricing Committee”) pursuant to the Trust’s Security Valuation Policy. When market quotations are not available, deemed not suitable or a significant event has occurred, securities shall be fair valued by the Pricing Committee in accordance with the Security Valuation Policy. Pricing vendors may be unwilling or unable to obtain prices for certain securities, or may assign prices that do not reflect current market conditions. Certain securities, such as thinly traded securities, securities in which trading has been suspended, securities traded in certain foreign markets, etc. may be difficult to price. Additionally, significant events may affect the pricing of securities. A significant event is determined by the Pricing Committee and is defined as an event deemed material enough to impact the value of the security, such as news disruptive enough to cause a halt in trading, catastrophic news such as an earthquake or flood, or other news that would materially impact the price of a security. No one may change or authorize a change in a security price or otherwise deviate from the Security Valuation Policy without first obtaining approval from the Pricing Committee. The Board’s Fair Value Committee monitors and reviews the pricing methodologies utilized by the Pricing Committee when establishing fair values for securities and makes determinations as to whether or not the procedures were followed and the methodologies were reasonable.

Under current financial accounting standards, “fair value” means “the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.” Fair value pricing involves subjective judgments and there is no single standard for determining fair value.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy.

Level 1 – Unadjusted quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, current yields, credit quality, prepayment speeds for mortgage-related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, changes in benchmark securities indices and interest rates).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

Equity securities that are traded on national securities exchanges (including exchange-traded funds) are valued at the last reported sales price on the exchange where it is primarily traded. To the extent these securities have market quotes from active markets, they are classified as Level 1.

Foreign equity securities are generally valued at the last reported sale price on the exchange where it is primarily traded. In certain countries, market maker prices, usually the mean between the bid and ask prices, are used. The Trustees have retained an independent fair value pricing service to assist in valuing foreign securities held by the International Discovery Fund on a daily basis. The pricing service monitors the market daily for significant movement and

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Notes to Financial Statements

Rainier Funds

March 31, 2016

systematically applies a fair value adjustment factor to foreign securities when certain criteria are met. When these securities are valued based on market quotes from active markets, they are classified as Level 1; when adjustment factors are used, these valuations are categorized as Level 2. The Funds also utilize the fair value pricing source for fixed income holdings in the Intermediate Fixed Income and High Yield Funds on certain bond market holidays. When adjustment factors are used, these valuations are categorized as Level 2.

Debt securities held by the Funds are valued by the Funds’ pricing vendors, which utilize an evaluated pricing methodology. Evaluated pricing is a technique used to value fixed-income securities without relying exclusively on quoted prices. It draws on market participant assumptions including quoted prices for similar assets, benchmark yield curves and other observable inputs. These are categorized as Level 2.

In the event that prices are not available from a pricing service and the Adviser’s Pricing Committee determines a price in accordance with the Security Valuation Policy; these valuations may be categorized as Level 2 or 3 depending on the inputs to the valuations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments based on the major classification in the Schedules of Investments as of March 31, 2016:

Rainier Large Cap Equity Fund	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$171,564,200	$ –	$ –	$171,564,200
Total Equity	171,564,200	–	–	171,564,200

Short-Term Investments	1,118,863	–	–	1,118,863
Total Investments in Securities	$172,683,063	$ –	$ –	$172,683,063

Rainier Mid Cap Equity Fund	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$559,238,114	$ –	$ –	$559,238,114
Total Equity	559,238,114	–	–	559,238,114

Short-Term Investments	11,632,973	–	–	11,632,973
Total Investments in Securities	$570,871,087	$ –	$ –	$570,871,087

Rainier Small/Mid Cap Equity Fund	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$614,325,541	$ –	$ –	$614,325,541
Total Equity	614,325,541	–	–	614,325,541

Short-Term Investments	5,038,111	–	–	5,038,111
Total Investments in Securities	$619,363,652	$ –	$ –	$619,363,652

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Rainier Intermediate Fixed Income Fund	Level 1	Level 2	Level 3	Total
Fixed Income
Federal Agency Obligations	$ –	$24,026,522	$ –	$24,026,522
Corporate Bonds	–	36,172,144	–	36,172,144
Total Fixed Income	–	60,198,666	–	60,198,666

Short-Term Investments	413,593	–	–	413,593
Total Investments in Securities	$413,593	$60,198,666	$ –	$60,612,259

Rainier High Yield Fund	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$111,625	$ –	$ –	$111,625
Total Equity	111,625	–	–	111,625
Fixed Income
Asset Backed Securities	–	481,598	–	481,598
Corporate Bonds	–	37,916,365	–	37,916,365
Total Fixed Income	–	38,397,963	–	38,397,963

Short-Term Investments	3,811,277	–	–	3,811,277
Total Investments in Securities	$3,922,902	$38,397,963	$ –	$42,320,865

Rainier International Discovery Fund	Level 1	Level 2	Level 3	Total
Equity^
Common Stocks	$140,885,327	$ –	$ –	$140,885,327
Total Equity	140,885,327	–	–	140,885,327

Short-Term Investments	33,965,000	–	–	33,965,000
Total Investments in Securities	$174,850,327	$ –	$ –	$174,850,327

The Funds recognize transfers between Levels at the end of the reporting period. There were no transfers between Levels when comparing the March 31, 2016 reporting period and the March 31, 2015 period.

^ See Schedule of Investments for additional detailed categorizations.

B) Security Transactions, Dividends, Interest and Distributions. Security transactions are recorded as of trade date. Dividend income is recognized on the ex-dividend date, and interest income is recorded on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized using the interest method.

Distributions to shareholders are recorded on the ex-dividend date. Capital gains and income distributions, if any, are distributed at least annually.

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Notes to Financial Statements

Rainier Funds

March 31, 2016

C) Federal Income Taxes. The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to shareholders of the Funds. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

As of and during the year ended March 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense for penalties in the statement of operations. During the year, the Funds did not incur any interest or tax penalties. As of March 31, 2016, open tax years subject to examination included the tax years ended March 31, 2013, through 2015.

D) Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E) Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

F) Foreign Currency Translation. Values of investments, receivables and payables denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The Funds report gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. federal income tax purposes.

The Funds bear the risk of changes in foreign currency exchange rates and the impact on the value of assets and liabilities denominated in foreign currency.

G) Subsequent Events. Accounting standards require the Funds to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be

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required to disclose the nature of the event as well as an estimate of its financial effect or a statement that such an estimate cannot be made. See Note 1 for organizational changes to the Funds subsequent to March 31, 2016.

H) Line of Credit. During the year ended March 31, 2016, the Trust held a $200 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Borrowings under this arrangement bear interest at the bank’s prime rate. At March 31, 2016, none of the Funds had a balance outstanding under the line of credit. During the year ended March 31, 2016, the Small/Mid Cap Equity Fund borrowed three times for maximum duration of one day, maximum balance of $3,681,000, and paid $425 of interest expense. The High Yield Fund borrowed one time for duration of four days, a maximum balance of $264,000, and paid $101 of interest expense. The Large Cap Equity Fund, Mid Cap Equity Fund, Intermediate Fixed Income Fund and International Discovery Fund did not borrow under the line of credit during the year ended March 31, 2016.

NOTE 3. COMMITMENTS, OTHER RELATED PARTY TRANSACTIONS AND OTHER AGREEMENTS

A) Investment Management Agreement. The Trust, on behalf of the Funds, has entered into an investment management agreement with the Investment Adviser. Under the terms of the agreement, the Funds will pay an investment advisory fee equal to the following annual percentages of average daily net assets:

Large Cap Equity Fund	0.70%
Mid Cap Equity Fund	0.85%
Small/Mid Cap Equity Fund	0.85%
Intermediate Fixed Income Fund	0.50%
High Yield Fund	0.55%
International Discovery Fund	1.00%

B) Fee Waivers and Expense Caps Fee Waiver: The Investment Adviser has contractually agreed to waive fees and/or reimburse operating expenses for the Large Cap Equity Fund such that the annual rate of ordinary operating expenses is reduced by 0.07% through July 31, 2016.

The Investment Adviser has voluntarily undertaken to limit the sub-transfer agency expenses to no more than 0.10% of the average daily net assets of the Institutional Shares and 0.15% of the average daily net assets of the Original Shares of each Fund.

Expense Cap: Although not required to do so, the Investment Adviser has contractually agreed to reimburse each Fund to the extent necessary so that its ratio of operating expenses to average daily net assets, excluding acquired fund fees and expenses (indirect expenses resulting from investment in other investment companies), interest, taxes, brokerage commissions, extraordinary expenses and sales charges, will not exceed the following levels:

Fund Name	Class O	Class A	Class I
Large Cap Equity	1.29%	N/A	1.04%
Mid Cap Equity	1.35%	N/A	1.10%
Small/Mid Cap Equity	1.48%	N/A	1.23%
Intermediate Fixed Income	0.55%	N/A	0.45%
High Yield	0.90%	N/A	0.65%
International Discovery	N/A	1.50%	1.25%

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Notes to Financial Statements

Rainier Funds

March 31, 2016

The Investment Adviser has contractually agreed to waive/reimburse expenses through July 31, 2016. The Trust may terminate the contract with respect to one or more of the Funds and one or more share classes at any time. The contract also terminates in the event that the Management Agreement between the Trust and Investment Adviser is terminated.

Expenses reimbursed by the Investment Adviser may be recouped from the Funds. The recoupment period will be limited to three fiscal years from the fiscal year of the reimbursement and is subject to each Fund’s ability to effect such reimbursement and remain in compliance with applicable expense limitations.

Overall operating expenses for each Fund will not fall below the applicable percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone and expenses paid by the Investment Adviser under this agreement. At March 31, 2016, the amounts available for recoupment that have been paid and/or waived by the Investment Adviser on behalf of the Funds are as follows:

Intermediate Fixed Income	$553,203
International Discovery	$270,064
Mid Cap	$23,251

The Investment Adviser may recapture a portion of the following amounts no later than March 31 of the years stated below:

	Intermediate Fixed Income	International Discovery	Mid Cap
2017	$204,455	$94,417	–
2018	$196,008	$104,389	$10,000
2019	$152,740	$71,258	$13,251

C) Omnibus Fee Agreement. The Trust, on behalf of the Funds, has entered into an Omnibus Fee Agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (“Fund Services”), and U.S. Bank, N.A. Fund Services serves as the administrator, transfer agent and fund accountant, and U.S. Bank, N.A., serves as the custodian to the Funds. For these services, the Funds pay a monthly fee based on the greater of an annual minimum or the annual rate of:

0.05% of first $3 billion of average daily net assets

0.04% of next $3 billion of average daily net assets

0.035% of next $4 billion of average daily net assets

0.025% of average daily net assets over $10 billion.

The International Discovery Fund also pays global custody fees based upon assets and the number of transactions in each country in which the Fund invests.

The Trust will be subject to an annual minimum fee of $650,000. The Funds currently are also subject to a $25,000 per Fund annual minimum.

D) Other Related Parties. Certain officers and Trustees of the Funds are also officers and/or directors of the Investment Adviser and are not compensated by the Trust for their services to the Trust. Independent Trustees are compensated by the Trust for their services to the Trust. The Independent

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Trustees were paid $239,697 in aggregate by the Trust for their services and reimbursed for travel expenses during the year ended March 31, 2016.

On December 10, 1998, the Trust approved a Deferred Compensation Plan for Independent Trustees (the “Compensation Plan”), allowing the Trustees to receive payment in cash or elect to defer payment from the Trust. The Compensation Plan provides for the creation of a recordkeeping account for each Trustee. Each Trustee that elects to defer payment designates an allocation of the deferred payments among the Funds. This account accumulates the deferred fees earned and is regularly adjusted to reflect a value of the investment elections. The Funds recognize the deferred compensation and the change in the value of the recordkeeping accounts as Trustee expense. The amount recognized by the Trust in aggregate for the year ended March 31, 2016, was $(133,064).

NOTE 4. INVESTMENT TRANSACTIONS

The aggregate security purchases and sales proceeds, other than short-term obligations and U.S. government securities, for the year ended March 31, 2016, were as follows:

Fund	Purchases	Sales Proceeds
Large Cap Equity	$141,941,344	$300,211,601
Mid Cap Equity	$984,053,617	$1,326,389,270
Small/Mid Cap Equity	$1,354,345,866	$1,935,896,573
Intermediate Fixed Income	$5,621,903	$11,639,596
High Yield	$17,436,776	$25,587,579
International Discovery Fund	$172,731,909	$75,409,131

The Intermediate Fixed Income Fund purchased $60,253,731 and sold $63,742,817 of U.S. government securities. There were no purchases or sales of U.S. government securities by the Large Cap Equity Fund, Mid Cap Equity Fund, Small/Mid Cap Equity Fund, High Yield Fund and International Discovery Fund.

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Notes to Financial Statements

Rainier Funds

March 31, 2016

NOTE 5. INCOME TAXES

As of March 31, 2016, the components of distributable accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Equity Fund	Mid Cap Equity Fund	Small/Mid Cap Equity Fund	Intermediate Fixed Income Fund	High Yield Fund	International Discovery Fund
Cost of investments for tax purposes	$142,443,045	$500,730,889	$558,725,154	$59,074,440	$45,559,779	$162,089,271
Gross tax unrealized appreciation	36,085,777	95,831,357	94,344,169	1,541,110	588,241	16,085,623
Gross tax unrealized depreciation	(5,845,759)	(25,691,159)	(33,705,671)	(3,291)	(3,827,155)	(3,324,567)
Net tax unrealized appreciation/depreciation on investments	30,240,018	70,140,198	60,638,498	1,537,819	(3,238,914)	12,761,056
Undistributed ordinary income	6,380	–	–	398,847	61,176	–
Undistributed long-term capital gains	22,567,684	1,297,102	31,521,550	148,624	–	–
Other accumulated earnings	(357,948)	(551,216)	(2,943,587)	(61,147)	(1,013,503)	(3,140,262)
Total accumulated earnings (losses)	$52,456,134	$70,886,084	$89,216,461	$2,024,143	$(4,191,241)	$9,620,794

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Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are primarily related to equalization, net operating losses, wash sale loss deferrals and adjustments made on the sale of partnership investments. These classifications have no effect on net assets or net asset value per share. For the year ended March 31, 2016, the following table shows the reclassifications made:

	Paid-In- Capital	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)
Large Cap Equity Fund	$5,901,292	$(10)	$(5,901,282)
Mid Cap Equity Fund	18,055,722	3,492,398	(21,548,120)
Small/Mid Cap Equity Fund	41,999,030	6,346,324	(48,345,354)
Intermediate Fixed Income Fund	–	3,577	(3,577)
High Yield Fund	–	(1,198)	1,198
International Discovery Fund	(382,219)	280,990	101,229

As of March 31, 2016, the High Yield Fund had a capital loss carry forward amount (“CLCF”) of $504,863 and $282,672, which, for federal income tax purposes may be carried forward and applied against future short term and long term capital gains, respectively.

The Funds are required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Funds are permitted, for tax purposes, to defer into their next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. As of March 31, 2016, the following Funds deferred, on a tax basis, post-October losses and late year ordinary losses as shown in the table below:

	Large Cap Equity	Mid Cap Equity	Small/Mid Cap Equity	Intermediate Fixed Income	High Yield	International Discovery
Capital Loss Carryovers	–	–	–	–	$787,535	–
Post-October Losses	–	–	$1,145,717	–	$153,418	$2,923,641
Late Year Ordinary Losses	–	$353,364	$762,177	–	–	$89,320

For tax purposes, post-October losses are not recognized until the first day of the following fiscal year.

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Notes to Financial Statements

Rainier Funds

March 31, 2016

The tax components of distributions paid during the year ended March 31, 2016, and 2015, were as follows:

	Year ended March 31, 2016		Year ended March 31, 2015
	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
Large Cap Equity Fund	–	$37,956,233	$27,374,777	$58,829,226
Mid Cap Equity Fund	–	$67,074,476	$19,219,056	$76,935,174
Small/Mid Cap Equity Fund	–	$97,100,770	–	$182,586,244
Intermediate Fixed Income Fund	$1,539,097	$565,635	$2,088,243	$686,302
High Yield Fund	$3,118,247	–	$3,009,861	$628,986
International Discovery Fund	–	$55,671	$22,808	$1,911,960

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of each Fund related to net capital gain to zero for the tax year ended March 31, 2016.

NOTE 6. DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay a fee to the Investment Adviser (as the distribution coordinator) at an annual rate of up to 0.25% of the average daily net assets of each Fund’s Original Shares or Class A Shares. With respect to the Intermediate Fixed Income Fund, the annual rate is currently 0.10% of average daily net assets of the Fund’s Original Class Shares. The fee is paid as reimbursement for, or in anticipation of, expenses incurred by third parties or the Investment Adviser for distribution-related and shareholder servicing activities related to

each share class. Third party distribution and servicing expenses may be paid directly by the Funds or through the Investment Adviser in its administrative role for purposes of facilitating and monitoring payment under the Plan.

Quasar Distributors, LLC (the “Distributor”), acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares and is paid for its services by the Investment Adviser out of the fees received under the Plan and may be paid out of the Investment Adviser’s own resources. The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

of Rainier Investment Management Mutual Funds:

We have audited the accompanying statements of assets and liabilities of Rainier Investment Management Mutual Funds (the “Funds”) comprising Large Cap Equity Fund, Mid Cap Equity Fund, Small/Mid Cap Equity Fund, Intermediate Fixed Income Fund, High Yield Fund, and International Discovery Fund, including the schedules of investments, as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

May 23, 2016

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General Information

Rainier Funds

March 31, 2016

TAX INFORMATION

None of the dividend income distributed for the year ended March 31, 2016, was designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

None of the dividend income distributed for the year ended March 31, 2016, qualified for the dividends received deduction available to corporate shareholders.

The percentage of taxable ordinary income distributed for the year ended March 31, 2016, designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c), is as follows: Intermediate Fixed Income Fund 12.09%

For the year ended March 31, 2016, the Long-Term Capital Gains are designated as follows:

Large Cap Equity Fund	$43,857,525
Mid Cap Equity Fund	$88,024,388
Small/Mid Cap Equity Fund	$139,099,800
Intermediate Fixed Income Fund	$565,635
High Yield Fund	–
International Discovery Fund	$55,671

For the year ended March 31, 2016, the Rainier International Discovery Fund did not earn foreign source income or pay foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code.

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of the Funds’ Proxy Voting Policy and Guidelines and the Funds’ voting records, without charge, upon request by contacting the Funds directly at 1-800-248-6314, or on the EDGAR Database on the SEC’s website at www.sec.gov.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

Each Fund will file its complete portfolio schedule with the Securities and Exchange Commission (SEC) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Funds’ Form N-Qs will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

BOARD CONSIDERATION OF AND APPROVAL OF NEW MANAGEMENT AGREEMENT FOR THE EQUITY FUNDS

At a meeting of the Board of Trustees held on January 12, 2016 (the “Board Meeting”), with all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) present, the Board and Independent Trustees of the Trust considered the approval of a new management agreement (the “New Agreement”) between the Trust and Rainier Investment Management, LLC (“Rainier”) with respect to the Large Cap Equity Fund, Mid Cap Equity Fund, Small/Mid Cap Equity Fund, and International Discovery Fund (together, the “Equity Funds”).

In determining to approve the New Agreement, and to recommend to shareholders of each Equity Fund that they approve the New Agreement, the Trustees considered that they had approved the continuation of the current management agreement between the Trust, on behalf of the Equity Funds, and Rainier (the “Current Agreement”), the terms of which are substantially identical to those of the New Agreement, for an additional year at the in-

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person Board meeting held on June 3, 2015. The description of the Board’s considerations provided below includes portions of the discussion of the basis for that renewal in June 2015, as well as more recent information.

At the Board Meeting, the Independent Trustees were represented by independent legal counsel and met separately in an executive session with that independent legal counsel present. During that executive session, the Independent Trustees spent additional time reviewing and discussing the information and materials that had been furnished by Rainier at the request of the independent legal counsel to the Independent Trustees. The information, material facts, and conclusions that formed the basis for the Independent Trustees’ recommendation and the Board’s subsequent approval are described below.

1. Information Received

Materials reviewed – In response to a detailed information request sent on behalf of the Independent Trustees by their independent legal counsel, Rainier provided a range of information relating to the New Agreement, including, but not limited to, Manning & Napier, Inc.’s (“Manning & Napier”) acquisition of a majority interest in Rainier (the “Transaction”), the potential benefits and expected costs to shareholders of the Equity Funds, the expected changes in the management and operations of Rainier after the Transaction, and Rainier’s management and investment teams serving the Equity Funds. Rainier had previously provided, in connection with the renewal of the Current Agreement, extensive materials regarding each Equity Fund’s investment results, independently prepared advisory fee and expense comparisons to other mutual funds, advisory fee comparisons to advisory fees charged by Rainier to its institutional clients, and financial and profitability information regarding Rainier. Furthermore, throughout the course of the year since the last renewal of the Current Agreement, the Independent Trustees received a wide variety of materials relating to the services provided by Rainier, including reports on each Equity Fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent, and quality of services provided by Rainier to the Equity Funds. In addition to the information furnished by Rainier, the Trustees were previously provided with legal memoranda discussing their fiduciary duties related to the approval of the New Agreement as well as considerations relevant to the Transaction.

Review process – The Independent Trustees reviewed advice regarding legal and industry standards provided by their independent legal counsel. The Independent Trustees discussed the approval of the New Agreement with representatives of Rainier and in a private session at which no representatives of Rainier were present. In deciding to recommend the approval of the New Agreement with respect to each Fund, the Independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

2. Nature, Extent, and Quality of Services

The Trustees considered the experience and qualifications of the personnel at Rainier who have been, and will continue to be, responsible for providing services to the Equity Funds and for the daily management of the Equity Funds’ portfolios. The

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General Information

Rainier Funds

March 31, 2016

consensus of the Trustees was that there should be no diminution of services by Rainier to the Equity Funds as a result of the Transaction. The Trustees primarily noted that the Transaction would allow shareholders to receive the benefits of Rainier’s current services with the added potential benefits of Manning & Napier’s deeper distribution, financial and structural resources. The same portfolio management teams will continue to service the Equity Funds and will operate autonomously from Manning & Napier’s portfolio management teams. The philosophies, processes and approach to research that have been used to manage the Equity Funds since inception will not change. In addition, key support of the operations of the Equity Funds will remain in place. The Trustees also noted the on-going consistency of Rainier’s investment discipline, style and approach, and the high level of research, analysis, trading and compliance support provided by Rainier to those teams. The Board received regular information, as well as special presentations between regular Board meetings, from Rainier about its investment process and resources as well as the performance of the Equity Funds. The Board also viewed favorably Rainier’s and the Equity Funds’ clean regulatory record and strong compliance culture. The Trustees reviewed the expected changes to the ownership structure of Rainier as a result of the Transaction, noting that 25% of Rainier’s equity ownership will be held, following closing of the Transaction, primarily by key drivers of Rainier’s investment performance, with smaller allocations to one member of the management team.

The Trustees previously considered the technical capabilities of Rainier, including design and implementation of a disaster recovery and business continuity infrastructure. The Trustees also previously considered the Chief Compliance Officer’s report regarding the compliance resources, risk assessment and other initiatives, programs and structures of Rainier, including its compliance record and its supervision of the Equity Funds’ service providers. The Trustees concluded that Rainier has high-quality compliance and a strong commitment to a culture of compliance.

The Trustees concluded that Rainier has the quality of personnel and other investment resources essential to performing its duties under the New Agreement. They further concluded that the nature, extent and quality of the services provided by Rainier are fully satisfactory and have benefited, and after the Transaction closes should continue to benefit, the Equity Funds and their shareholders.

3. Investment Performance; Fees and Expenses

The Board reviewed detailed performance information for each Equity Fund for various periods, which it also monitors as part of its regular quarterly Board meetings and more frequently through regular updates from Rainier. The Board previously reviewed detailed comparisons of the performance of the Equity Funds for various periods, compared to relevant securities indexes and peer groups of mutual funds prepared by U.S. Bancorp Fund Services, LLC (which is the Equity Funds’ administrator). On a regular quarterly basis, the Board also reviews performance of the Equity Funds for various time periods using data from Morningstar. The Board emphasized longer-term performance records but noted the market challenges for various intermediate

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and longer-term periods for the domestic Equity Funds, especially those periods that included significant market declines. The Board also previously reviewed the relative fees and expenses compared to peer funds and Rainier’s other accounts. The Board considered the fees charged by Rainier to other advisory accounts as less useful given the relatively broader range of services provided to the Equity Funds compared to those other accounts. The Board was satisfied with the relative advisory fee and total expenses for each Equity Fund. The Board has noted continued efforts by Rainier to improve the performance of the domestic Equity Funds that have experienced periods of relative underperformance compared to peer funds or benchmarks, and that those efforts had yielded demonstrable improvements in relative performance in 2015. The Independent Trustees discussed with Rainier its continuing measures to seek to improve the domestic Equity Funds’ relative performance and noted Rainier’s conviction that the key elements of the domestic Equity Funds’ equity strategies remain appropriate. Based on these discussions and the information presented by Rainier, the Independent Trustees concluded that the continuity of portfolio management services after the Transaction closes, the consistency of Rainier’s style, its efforts to improve relative performance and recent periods of improved relative results all support approval of the New Agreement.

The Board was pleased with the relatively strong performance of the International Discovery Fund for various periods. The Board concluded that this strong performance justifies approval of the New Agreement for that Fund.

4. Economies of Scale

The Board previously considered the extent to which economies of scale would be realized as the Equity Funds grow and whether those fee levels reflect these economies of scale for the benefit of Equity Fund investors. The Board realized that the advisory fees for the Equity Funds do not have breakpoints that could otherwise result in lower advisory fee rates as the Equity Funds grow larger. The Trustees noted that market conditions and redemptions related to performance over the past several years reduced the size of the larger Equity Funds, and Rainier previously partially closed the largest Equity Fund (the Small/Mid Cap Equity Fund) to new investors for portfolio management reasons. The consensus of the Trustees was that economies of scale for the Equity Funds were less likely to be realized with the continued reduction of assets over the past several years for most Equity Funds. The Trustees did not disagree with Rainier’s assertion that the advisory fees remain competitive and compare favorably to peer group fees and expenses for comparable mutual funds, given that they did not significantly exceed the median fee rates. The Board also recognized the benefits to the Equity Funds of Rainier’s past investment in the Equity Funds’ operations (through some past subsidies of the Equity Funds’ operating expenses when they were newer and smaller) and its commitment to maintain reasonable overall operating expenses for each Equity Fund. The Trustees noted that Rainier believes that Manning & Napier’s significantly larger sales force should help provide for inflows into the Equity Funds that are well performing, offering the potential for economies of scale to shareholders.

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General Information

Rainier Funds

March 31, 2016

5. Costs of Services Provided and Profitability

Rainier previously provided information concerning Rainier’s profitability and financial condition. The Trustees at that time reviewed Rainier’s assumptions and methods of allocating certain costs, such as estimates of personnel costs, which constitute Rainier’s largest operating cost. Rainier stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Rainier where each of the advisory products draws on, and benefits from, the research and other resources of the organization. The Board previously noted that Rainier’s profit margins, while reasonable, also face continued substantial pressure. The Board noted Rainier’s significant past capital and other expenses and commitment to continue devoting resources as needed to provide high quality services to the Equity Funds.

The Trustees recognized that Rainier should be entitled to earn a reasonable level of profits for the services it provides to the Equity Funds to allow continued investment in the business and to create an incentive to continue to provide high quality services to the Equity Funds. Based on their review, the Trustees concluded that they were satisfied that Rainier’s level of profitability from its relationship with the Equity Funds was not unreasonable or excessive.

6. Fallout Financial Benefits

The Board (including the Independent Trustees) considered other actual and potential financial benefits to Rainier and to Manning & Napier, such as soft dollar benefits for research services, in concluding that the contractual advisory fees in the New Agreement are reasonable for the Equity Funds.

7. Conclusions

No single factor was determinative of the Board’s and the Independent Trustees’ decisions to approve the New Agreement, but rather, the Trustees based their determination on the total mix of information available to them. After considering the factors described above, the Board and the Independent Trustees concluded separately that the terms of the New Agreement would be fair and reasonable to each Equity Fund in light of the services provided or to be provided by Rainier, its costs and reasonably foreseeable Fund asset levels, and that each Equity Fund’s shareholders received and would continue to receive reasonable value in return for the advisory fees paid. The Board and the Independent Trustees also concluded separately that (1) the approval of the New Agreement is supported by reasonable and impartial records and information, including the performance of the Equity Funds in relation to their peer groups, the services provided or to be provided by Rainier, the competitive expense structure, and the fact that the terms of the New Agreement are substantially identical in all material respects to those of the Current Agreement, and (2) the approval of the New Agreement with respect to each Equity Fund would be in the best interests of the Fund and its shareholders. In addition, the consensus of the Board and the Independent Trustees, based on the information presented, was that there would be no “unfair burden” imposed on the Equity Funds as a result of the Transaction within the meaning of Section 15(f) of the 1940 Act. Accordingly, the Trustees and the

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Independent Trustees present at the Board Meeting voted unanimously to approve the New Agreement for each Equity Fund.

BOARD CONSIDERATION OF AND APPROVAL OF NEW MANAGEMENT AGREEMENT FOR THE MN RAINIER INTERMEDIATE FIXED INCOME FUND

At the Board Meeting, the Trustees, including the Independent Trustees, also considered the approval of a new management agreement (the “New Manning Agreement”) between the Trust and Manning & Napier with respect to the Intermediate Fixed Income Fund (the “Fund”).

At the Board Meeting, the Independent Trustees were represented by independent legal counsel and met separately in an executive session with that independent legal counsel present. During that executive session, the Independent Trustees spent additional time reviewing and discussing the information and materials that had been furnished by Manning & Napier at the request of the independent legal counsel to the Independent Trustees. The information, material facts, and conclusions that formed the basis for the Independent Trustees’ recommendation and the Board’s subsequent approval are described below.

1. Information Received

Materials reviewed – Manning & Napier provided a range of information relating to the New Manning Agreement, including, but not limited to, (i) Manning & Napier’s management and investment teams that would serve the Fund, (ii) the expected benefits and costs to shareholders of the Fund as a result of Manning & Napier’s service as investment adviser to the Fund and (iii) the Transaction. Manning &

Napier provided, in connection with the approval of the New Manning Agreement, extensive materials regarding the investment results of Manning & Napier’s most comparable mutual fund, similarly managed mutual funds and relevant indexes, advisory fee comparisons to advisory fees charged by Manning & Napier to its institutional clients, and financial and profitability information regarding Manning & Napier. Furthermore, the Independent Trustees received a wide variety of materials relating to the nature, extent, and quality of services provided by Manning & Napier. In addition to the information furnished by Manning & Napier, the Trustees were provided with legal memoranda discussing their fiduciary duties related to the approval of the New Manning Agreement as well as considerations relevant to the Transaction.

Review process – The Independent Trustees reviewed advice regarding legal and industry standards provided by their independent legal counsel. The Independent Trustees discussed the approval of the New Manning Agreement with representatives of Manning & Napier and Rainier and in a private session at which no representatives of Manning & Napier or Rainier were present. In deciding to recommend the approval of the New Manning Agreement, the Independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

2. Nature, Extent, and Quality of Services

The Trustees considered the services proposed to be provided by Manning & Napier under the New Manning Agreement

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General Information

Rainier Funds

March 31, 2016

including, among others: deciding what securities to purchase and sell for the Fund; arranging for the purchase and sale of such securities by placing orders with broker-dealers; and administering the affairs of the Fund in cooperation with Rainier. The Board discussed the quality of these proposed services with representatives from Manning & Napier and Rainier and concluded that Manning & Napier would be able to perform the services to the Fund required under the New Manning Agreement in a reasonable manner.

3. Investment Performance; Fees and Expenses

The Board considered investment performance of the mutual fund managed by the same portfolio managers that is most comparable to the Fund and how that fund performed against its applicable benchmark over multiple time periods. In addition, the Board considered a peer group performance analysis consisting of a universe of mutual funds with similar investment objectives compiled by Morningstar. The Board concluded that Manning & Napier’s performance record was reasonable.

4. Costs of Services Provided and Profitability

The Board considered the costs of Manning & Napier’s services and the past profit level to Manning & Napier for similar services to other funds. In reviewing Manning & Napier’s costs and profits, the Board discussed Manning & Napier’s anticipated revenues to be generated from the Fund under the New Manning Agreement. In addition, the Board reviewed Manning & Napier’s expected expenses associated with the Fund outside of the New Manning Agreement (such as expense reimbursement pursuant to an expense cap and payments that would be made by Manning & Napier to third party platforms on which shares of the Fund are available for purchase). After discussing the expected costs and profits, the Board concluded that Manning & Napier’s expected profitability relating to its services under the New Manning Agreement should be reasonable.

The Board considered the fees and expenses of the Fund. Manning & Napier presented the proposed advisory fees and total expenses for the Fund, including the advisory fee adjusted for the expense waiver and/or reimbursement obligations that Manning & Napier proposed to assume by contract, and the Board noted that there would be no change from the current fee structure of the Fund. Representatives of Rainier had previously discussed with the Board the advisory fees for the Fund as compared to the median and mean advisory fees for similar funds. Based on their review of the information provided, the Board concluded that the fees and expenses of the Fund would be reasonable on a comparative basis.

5. Economies of Scale

The Board considered economies of scale and concluded that the current fee schedule to the management agreement is reasonable given Manning & Napier’s expected profitability from the Fund under the New Manning Agreement and the Fund’s relatively small size.

6. Fallout Financial Benefits

The Board also considered other benefits Manning & Napier is anticipated to derive from its relationship with the Fund and determined that no material other benefits would be applicable.

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7. Conclusions

No single factor was determinative of the Board’s and the Independent Trustees’ decisions to approve the New Manning Agreement, but rather, the Trustees based their determination on the total mix of information available to them. After considering the factors described above, the Board and the Independent Trustees concluded separately that the terms of the New Manning Agreement are fair and reasonable to the Fund in light of the services to be provided by Manning & Napier, its costs and reasonably foreseeable Fund asset levels, and that the Fund’s shareholders are expected to receive reasonable value in return for the advisory fees paid. The Board and the Independent Trustees also concluded separately that the approval of the New Manning Agreement is supported by reasonable and impartial records and information, including the performance of a similarly managed fund in relation to its peer group, the services to be provided by Manning & Napier, the competitive expense structure, and the fact that the terms of the New Manning Agreement are substantially identical in all material respects to those of the current management agreement between the Fund and Rainier, and that the approval of the New Manning Agreement would be in the best interests of the Fund and its shareholders. In addition, the consensus of the Board and the Independent Trustees, based on the information presented, was that there would be no “unfair burden” imposed on the Fund as a result of the Transaction within the meaning of Section 15(f) of the 1940 Act. Accordingly, the Trustees and the Independent Trustees present at the Board Meeting voted unanimously to approve the New Manning Agreement for the Fund.

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

The Mid Cap Equity and International Discovery Funds held a special meeting of shareholders on March 10, 2016, related to the approval of a new management agreement between the Trust and Rainier Investment Management, LLC. Rainier had reached an agreement with Manning & Napier, Inc. (“Manning & Napier”) that would allow Manning & Napier to acquire a majority interest in Rainier. This transaction would cause the existing management agreement to terminate, because it would be considered a change of control.

FUND	TOTAL SHARES REPRESENTED AT THE MEETING, EITHER IN PERSON OR BY PROXY	% OF SHARES REPRESENTED	SHARES VOTING FOR	SHARES VOTING AGAINST	SHARES VOTING ABSTAIN
Mid Cap Equity	7,229,406.264	54.646%	6,987,155.540	30,915.765	211,334.959
International Discovery	4,575,379.806	59.625%	4,521,940.982	30,920.537	22,518.287

The Large Cap Equity and Small/Mid Cap Equity Funds held a special meeting of shareholders on March 31, 2016, related to the approval of a new management agreement between the Trust and Rainier Investment Management, LLC. Rainier had reached an agreement with

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General Information

Rainier Funds

March 31, 2016

Manning & Napier, Inc. (“Manning & Napier”) that would allow Manning & Napier to acquire a majority interest in Rainier. This transaction would cause the existing management agreement to terminate, because it would be considered a change of control.

FUND	TOTAL SHARES REPRESENTED AT THE MEETING, EITHER IN PERSON OR BY PROXY	% OF SHARES REPRESENTED	SHARES VOTING FOR	SHARES VOTING AGAINST	SHARES VOTING ABSTAIN
Large Cap Equity	5,272,073.807	56.128%	4,666,153.796	60,065.618	545,854.393
Small/Mid Cap Equity	9,156,635.028	51.224%	7,543,437.585	187,371.970	252,119.473

The Intermediate Fixed Income Fund held a special meeting of shareholders on April 15, 2016, related to the approval of a new management agreement between the Trust and Rainier Investment Management, LLC. Rainier had reached an agreement with Manning & Napier, Inc. (“Manning & Napier”) that would allow Manning & Napier to acquire a majority interest in Rainier. This transaction would cause the existing management agreement to terminate, because it would be considered a change of control. In addition, Manning & Napier would become the new Investment Adviser to the Fund.

FUND	TOTAL SHARES REPRESENTED AT THE MEETING, EITHER IN PERSON OR BY PROXY	% OF SHARES REPRESENTED	SHARES VOTING FOR	SHARES VOTING AGAINST	SHARES VOTING ABSTAIN
Intermediate Fixed Income	3,869,604	78.70%	3,867,578	0	2,026

The High Yield Fund held a special meeting of shareholders on April 15, 2016, related to the reorganization of the Fund into the Angel Oak High Yield Opportunities Fund.

FUND	TOTAL SHARES REPRESENTED AT THE MEETING, EITHER IN PERSON OR BY PROXY	% OF SHARES REPRESENTED	SHARES VOTING FOR	SHARES VOTING AGAINST	SHARES VOTING ABSTAIN
High Yield	2,835,801	64.65%	2,835,801	0	0

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Trustee and Officer Information

Rainier Funds

March 31, 2016

The following list is provided in this order: name, address, (year of birth), position(s) held with Trust, date initially elected or appointed+, principal occupation(s) during the past five years, number of Funds in complex overseen by Trustee, and other directorships held by Trustee. The Statement of Additional Information contains additional information about Fund Trustees and Officers and is available without charge, upon request, by calling 1-800-248-6314.

INDEPENDENT TRUSTEES

James E. Diamond, Jr.

601 Union St., Ste. 3525, Seattle, WA 98101 (1946), Trustee, March 1994, Private Investor and Consultant from 2014 to present; President of Taylormade Products, Inc. (manufacturer of wooden pallets and shipping materials), from 2003 to 2014, 7, None

Joan Enticknap

601 Union St., Ste. 3525, Seattle, WA 98101 (1950), Trustee, November 2012, Chief of Staff from 2013 to present; Strategic Initiatives Manager from 2010 to 2013. Board Member, President and Chief Operating Officer from 2001 to 2010 with HomeStreet Bank, 7, None

Gary L. Sundem

601 Union St., Ste. 3525, Seattle, WA 98101 (1944), Trustee, March 1994, Professor of Accounting Emertius from 2008 to present; Professor of Accounting from 1971 to 2008 with University of Washington, 7, None

INTERESTED TRUSTEES AND OTHER OFFICERS

Melodie B. Zakaluk*

601 Union St., Ste. 3525, Seattle, WA 98101 (1965), Trustee, CEO and President, February 2011, Chief Financial Officer and Treasurer, September 2010, Chief Operating Officer of the Investment Adviser from 2008 to present, Managing Director, Russell Investment Group, 1995-2008, 7, None

James R. Margard*

601 Union St., Ste. 3525, Seattle, WA 98101 (1952), Vice President, January 1994, Senior Equity Portfolio Manager of the Investment Adviser, 1991. Chief Investment Officer of Rainier from 1991 to 2013.

Mark H. Dawson*

601 Union St., Ste. 3525, Seattle, WA 98101 (1956), Vice President, June 2004, Senior Equity Portfolio Manager of the Investment Adviser since 1996. Chief Investment Officer of Rainier since 2013.

Lisa M. Thenell*

601 Union St., Ste. 3525, Seattle, WA 98101 (1967), Chief Compliance Officer and AML Compliance Officer, January 2008, Chief Compliance Officer from 2008 to present; Compliance Supervisor from 2003 to 2008 with Rainier

Elisa Enns*

601 Union St., Ste. 3525, Seattle, WA 98101 (1965), Treasurer, May 2013, Director of Fund Finance and Financial Planning from 2011 to present; Financial Planning Analyst from 2010 to 2011 with Rainier. Strategic Operations Manager from 2007 to 2010 with Russell Investment Group

Chris E. Kashmerick

2020 E. Financial Way, Ste. 100, Glendora, CA 91741 (1974), Secretary, November 2011, Vice President of Fund Administration at U.S. Bancorp Fund Services, from 2011 to present, Vice President of Fund Accounting and Administration at Huntington Asset Services, 2008 to 2011, Assistant Vice President of Fund Administration at U.S. Bancorp Fund Services, LLC from 2005 to 2008

*Denotes “interested person,” as that is defined by the 1940 Act.

+Trustees and officers of the Fund serve until their resignation, removal or retirement.

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Directory of Funds’ Service Providers

Rainier Funds

March 31, 2016

INVESTMENT ADVISER

Rainier Investment Management, LLC

601 Union Street, Suite 3525

Seattle, WA 98101

DISTRIBUTOR

Quasar Distributors, LLC

615 E Michigan Street

Milwaukee, WI 53202

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

2020 East Financial Way, Suite 100

Glendora, CA 91741

CUSTODIAN

U.S. Bank, N.A.

1555 North River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche, LLP

695 Town Center Drive, Suite 1200

Costa Mesa, CA 92626

LEGAL COUNSEL TO THE TRUST AND THE INDEPENDENT TRUSTEES

Paul Hastings, LLP

55 Second Street, 24th Floor

San Francisco, CA 94105

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Index Descriptions

The Standard & Poor’s 500 Index (S&P 500®) is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. The S&P 500 index components and their weightings are determined by S&P Dow Jones Indices.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500™ Index is a subset of the Russell 3000® Index and includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2500™ Growth Index includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index composed of all bonds covered by the Barclays Capital U.S. Intermediate Government/Credit Bond Index with a maturity between one and 9.99 years.

The Consumer Price Index (CPI) is a measure of change in consumer prices as determined by a monthly survey of the U.S. Bureau of Labor Statistics.

The Citigroup 3-month Treasury Bill Index (91-day U.S. Treasury Bill Index) is an unmanaged index of equal dollar amounts of three-month Treasury bills purchased at the beginning of each of three consecutive months.

The Bank of America Merrill Lynch U.S. High Yield Index tracks the performance of below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P.

The Bank of America Merrill Lynch U.S. High Yield BB-B rated index contains all securities in the Bank of America Merrill Lynch U.S. High Yield Indes rated BB1 through B3, inclusive.

The MSCI ACWI ex USA Small Cap Index (Net) captures a small cap representation across 22 of 23 Developed Markets countries (excluding the US) and 23 Emerging Markets countries.

The indices are not available for investment and do not incur charges or expenses.

601 Union Street, Suite 3525 Seattle, WA 98101

800.248.6314 www.rainierfunds.com

The Funds’ SEC Investment Company Act file number is 811-8270.

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Privacy Policy

Rainier Investment Management Mutual Funds and Rainier Investment Management, LLC, the Investment Adviser to the Funds, collect non-public information about you from the following sources:

•	Information we receive from applications or other forms

•	Information we receive from you through our website or email communication

•	Information you may give us orally; and

•	Information about your transactions with others or us.

We do not disclose any non-public personal information about our customers or former shareholders to nonaffiliated third parties, except as required by law, such as in response to inquiries from governmental authorities. We may also disclose information to unaffiliated third parties, such as brokers or custodians, as permitted by law and as needed to provide agreed services to you. We may also disclose information to affiliates in order for Rainier to market certain of the affiliates products and services to you. Our affiliates will not use this information to market directly to you. Rainier restricts access to your personal and account information to those employees who provide products and services to you. Additionally, we maintain physical, electronic and procedural safeguards to protect your non-public personal information. Please contact us directly with any specific questions about our data safeguards.

This document has been included for your reference and is not part of the Annual Report

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RAINIER FUNDS

LARGE CAP GROWTH EQUITY FUND

ANNUAL REPORT – MARCH 31, 2016

RAINIER FUNDS

Large Cap Growth Equity Fund

March  31, 2016

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE PROVIDED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE RAINIER LARGE CAP GROWTH EQUITY FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

FUND INVESTMENT RETURNS

Large Cap Growth Equity Fund

Commentary:

The Rainier Large Cap Growth Institutional Equity Fund underperformed its benchmark by -6.45% for the one-year period ending March 31, 2016. Detractors from relative performance included technology and health care shares, with declines in biotechnology holdings being a primary factor. Hit hardest was Alexion Pharmaceuticals, BioMarin Pharmaceutical, Allergan and Shire PLC. Top contributors to performance were energy and materials. Vulcan Materials benefited from strong volume growth and pricing power.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2016	1 Year	3* Years	5* Years	10* Years
Large Cap Growth Equity - Institutional Shares +	-3.93%	11.27%	9.62%	6.06%
Russel 1000 Growth Index	2.52	13.61	12.38	8.28
Consumer Price Index	0.85	0.76	1.28	1.83

Gross and Net Expense Ratios are 8.76% and 0.91%, respectively, which are the amounts reflected in the 3/31/15 financial highlights. The Investment Adviser has contractually agreed to waive/reimburse expenses to maintain that limitation through 7/31/16.

*	Average annualized returns.
+	The inception date of the Rainier Large Cap Growth Fund – Class I was 3/11/14. Performance for periods prior to 3/11/14 is based on the performance of the JHFIII Rainier Large Cap Growth Fund – Class I from 4/25/08 to 3/11/14, the Rainier Large Cap Growth Fund – Class I from 2/20/07 to 4/25/08, and the Rainier Large Cap Growth Fund – Class O (adjusted to remove the Rule 12b-1 fee of the O shares) from 3/31/06 to 2/20/07. Rainier is managing the current Rainier Large Cap Growth Fund in a substantially consistent manner with how it managed the JHF III Rainier Large Cap Growth Fund and the prior Rainier Large Cap Growth Fund. Effective January 1, 2015, Rainier began managing the Fund as a concentrated strategy by reducing the number of holdings in the Fund.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of Fund shares.

Mutual Fund investing involves risk. Principal loss is possible. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced.

See page 20 for index descriptions.

Fund Expenses

Rainier Funds

March 31, 2016

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested 10/1/15 and held for the entire period from 10/1/15 to 3/31/16.

ACTUAL EXPENSES

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 =8.6), then multiply the result by the number in the “Expenses Paid during Period” row of the “Actual Performance” column to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the tables under the headings “Hypothetical Performance (5% annual return before expenses)” provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed annual rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the annual ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE

LARGE CAP GROWTH EQUITY FUND

	Actual Performance	Hypothetical Performance (5% annual return before expenses)
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,028.50	$1,020.45
Expenses Paid during Period*	$4.61	$4.60

*	‘Expenses Paid during Period’ are equal to the annualized expense ratio during the six month period (0.91%) multiplied by 183/366 to pro-rate for the six-month period. This result is then multiplied by the average account value during this period.

Rainier Large Cap Growth Equity Fund

Schedule of Investments

March 31, 2016

Sector Representation as of March 31, 2016 (% of net assets)

	Shares	Value
COMMON STOCKS (97.2%)
CONSUMER DISCRETIONARY (21.2%)
Amazon.com, Inc.*	60	$35,619
CBS Corp. Cl. B	740	40,767
Mohawk Industries, Inc.*	170	32,453
NIKE, Inc. Cl. B	440	27,046
Royal Caribbean Cruises Ltd.*^	370	30,396
Starbucks Corp.	620	37,013
The Priceline Group, Inc.*	21	27,068
Ulta Salon Cosmetics & Fragrance, Inc.*	70	13,562
V.F. Corp.	260	16,838

Total Consumer Discretionary		260,762

CONSUMER STAPLES (13.6%)
Constellation Brands, Inc. Cl. A	220	33,239
Costco Wholesale Corp.	195	30,728
CVS Health Corp.	450	46,679
Monster Beverage Corp.*	220	29,344
The Estee Lauder Companies, Inc. Cl. A	290	27,350

Total Consumer Staples		167,340

ENERGY (3.1%)
Concho Resources, Inc.*	380	38,395

Total Energy		38,395

FINANCIALS (2.5%)
Intercontinental Exchange, Inc.	130	30,568

Total Financials		30,568

HEALTH CARE (10.0%)
Alexion Pharmaceuticals, Inc.*	195	27,148
Allergan plc*^	112	30,019
BioMarin Pharmaceutical, Inc.*	340	28,044
Boston Scientific Corp.*	2,020	37,996

Total Health Care		123,207

	Shares	Value
INDUSTRIALS (10.3%)
Cummins, Inc.	260	$28,584
Ingersoll-Rand plc^	600	37,206
Raytheon Co.	260	31,884
Union Pacific Corp.	370	29,434

Total Industrials		127,108

INFORMATION TECHNOLOGY (29.1%)
Alphabet, Inc. Cl. A*	102	77,816
Apple, Inc.	457	49,808
Applied Materials, Inc.	1,420	30,075
Facebook, Inc. Cl. A*	575	65,608
Intel Corp.	830	26,851
LinkedIn Corp. Cl. A*	220	25,157
Palo Alto Networks, Inc.*	155	25,287
Visa, Inc. Cl. A	734	56,136

Total Information Technology		356,738

MATERIALS (7.4%)
Nucor Corp.	480	22,704
PPG Industries, Inc.	210	23,413
Vulcan Materials Co.	420	44,339

Total Materials		90,456

TOTAL COMMON STOCKS (Cost $1,093,013)		$1,194,574

SHORT TERM INVESTMENT (3.5%)
MONEY MARKET MUTUAL FUND (3.5%)
Short-Term Investment Trust Treasury Portfolio - Institutional Class 0.23%**	43,574	43,574

Total MONEY MARKET FUNDS (Cost $43,574)		$43,574

TOTAL INVESTMENTS (100.7%) (Cost $1,136,587)		$1,238,148

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.7%)		(8,069)

TOTAL NET ASSETS (100.0%)		$1,230,079

*	Non-income producing security.
**	Rate quoted is seven-day yield at period end.
^	U.S. Dollar denominated foreign security.

The Global Industry Classification Standard (GICS ®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, LLC.

STATEMENT OF ASSETS AND LIABILITIES

Rainier Funds

March 31, 2016

LARGE CAP GROWTH EQUITY FUND
ASSETS
Investments in securities, at cost (Note 2)	$1,136,587

Investment in securities, at value (Note 2)	$1,238,148
Cash	192
Receivables
Investment Securities sold	14,914
Dividends and interest	426
Due from Adviser (Note 3)	3,504
Foreign tax reclaims	—
Prepaid expenses	23

Total Assets	1,257,207

LIABILITIES
Payables
Investment securities purchased	6,441
Due to Investment Adviser (Note 3)	—
Accrued expenses	20,587
Deferred trustees compensation (Note 3)	100

Total Liabilities	27,128

Net assets	$1,230,079

COMPONENTS OF NET ASSETS
Paid-in capital	$1,153,570
Accumulated undistributed net investment loss	(298)

Net assets	$1,230,079

Institutional shares
Net assets applicable to shares outstanding	$1,230,079
Shares outstanding	40,432
Net asset value, offering and redemption price per share	$30.42

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

Rainier Funds

For the fiscal year ending March 31, 2016

LARGE CAP GROWTH EQUITY FUND
INVESTMENT INCOME
Income	1167052
Dividends	$8,996
Interest	31

Total Income	9,027

Expenses	3642
Investment advisory fees (Note 3)	9,211
Administration fees* (Note 3)	25,008
Legal fees	7,978
Audit fees	17,012
Reports to shareholders	674
Trustee fees (Note 3)	157
Compliance fees	100
Miscellaneous expense	105

Total expenses	60,245
Less: fees waived and expenses absorbed (Note 3)	(48,763)

Net expenses	11,482

Net investment loss	(2,455)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(18,704)
Foreign currency	1
Net change in unrealized appreciation/depreciation on investments	(29,123)

Net realized and unrealized loss on investments	(47,826)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(50,281)

*	Includes administrator, transfer agent, fund accounting and custody fees.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Rainier Funds

March 31, 2016

	LARGE CAP GROWTH EQUITY FUND
Fiscal year ending March 31,	2016	2015
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations
Net investment loss	$(2,455)	$(740)
Net realized gain (loss) on investments and foreign currency	(18,703)	2,210
Net change in unrealized appreciation/depreciation on investments	(29,123)	180,230

Increase/(decrease) in net assets resulting from operations	(50,281)	181,700

	0
Distributions to shareholders	3504
From net realized gain on investments sold
Institutional shares	(7,554)	—

Decrease in net assets from distributions	(7,554)	—

	739
Capital share transactions	16312
Institutional shares	—	128,867
Proceeds from shares reinvested
Institutional shares	6,893	—

Net increase from capital share transactions	6,893	128,867

Net increase/(decrease) in net assets	(50,942)	310,567

NET ASSETS
Beginning of Year	1,281,021	970,454

End of Year	$1,230,079	$1,281,021

Accumulated undistributed net investment loss	$(298)	$(34)

Institutional shares
Shares sold	—	4,313
Shares issued on reinvestment of distributions	216	—

Net increase in shares outstanding	216	4,313

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Rainier Funds

For a capital share outstanding throughout the period

LARGE CAP GROWTH EQUITY FUND - INSTITUTIONAL SHARES
	Fiscal year ending March 31,		March 11, 2014* through March 31, 2014
	2016	2015
Net asset value, beginning of period	$31.85	$27.03	$28.41
Income (loss) from investment operations:
Net investment income/(loss)	(0.06)**	(0.02)**	—
Net realized and unrealized gain/(loss) on investments	(1.18)	4.84	(1.38)

Total from investment operations	(1.24)	4.82	(1.38)

Less distributions:
From net realized gains	(0.19)	—	—

Total distributions	(0.19)	—	—

Net asset value, end of period	$30.42	$31.85	$27.03

Total return	(3.93%)	17.83%	(4.86%)

Ratios/supplemental data:
Net assets, end of period (in millions)	$1.2	$1.2	$1.0

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	4.77%	8.76%	5.61%§
After fees waived and expenses absorbed	0.91%	0.91%	0.00%§

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	(0.19%)	(0.07%)	0.00%‡

Portfolio turnover rate***	133.98%	215.39%	0.00%

‡	Annualized.
*	Commenced operations on March 11, 2014.
**	Computed using the average shares method.
§	Annualized, except audit and trustee fees. Ratios do not reflect the acquired fund fees of the JH Fund. (See Note 1)
If included, the ratio of expenses before and after waiver would be 6.52% and 0.91%, respective, and the ratio of net investment income (loss) would be (0.91%).
***	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

Rainier Funds

March 31, 2016

NOTE 1. ORGANIZATION

The Rainier Investment Management Mutual Funds (the “Trust” or the “Funds”) was organized as a statutory trust in Delaware on December 15, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust consists of eight separate series, one of which, the Large Cap Growth Equity Fund (the “Fund”) is included herein.

The Fund seeks to maximize long-term capital appreciation.

The Fund offers one class of shares: Institutional Shares. The Trust is authorized to issue an unlimited number of shares of the Institutional Class, with $0.01 par value.

Effective April 30, 2016, Manning & Napier, Inc. (“Manning & Napier”) acquired a majority interest in Rainier Investment Management, LLC (the “Investment Adviser”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Finance Accounting Standards Board.

A) Security Valuation. Section 2(a) (41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Fund, in computing net asset value (“NAV”), to value portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available, the Board of Trustees of the Trust must value securities at “fair value determined in good faith.” The Board has delegated such responsibility to the Investment Adviser’s Pricing Committee (the “Pricing Committee”) pursuant to the Trust’s Security Valuation Policy. When market quotations are not available, deemed not suitable or a significant event has occurred, securities shall be fair valued by the Pricing Committee in accordance with the Security Valuation Policy. Pricing vendors may be unwilling or unable to obtain prices for certain securities, or may assign prices that do not reflect current market conditions. Certain securities, such as thinly traded securities, securities in which trading has been suspended, securities traded in certain foreign markets, etc. may be difficult to price. Additionally, significant events may affect the pricing of securities. A significant event is determined by the Pricing Committee and is defined as an event deemed material enough to impact the value of the security, such as news disruptive enough to cause a halt in trading, catastrophic news such as an earthquake or flood, or other news that would materially impact the price of a security. No one may change or authorize a change in a security price or otherwise deviate from the Security Valuation Policy without first obtaining approval from the Pricing Committee. The Board’s Fair Value Committee monitors and reviews the pricing methodologies utilized by the Pricing Committee when establishing fair values for securities and makes determinations as to whether or not the procedures were followed and the methodologies were reasonable.

Under current financial accounting standards, “fair value” means “the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.” Fair value pricing involves subjective judgments, and there is no single standard for determining fair value.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy.

Level 1 – Unadjusted quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, current yields, credit quality, prepayment speeds for mortgage-related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, changes in benchmark securities indices and interest rates).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

Equity securities that are traded on national securities exchanges (including exchange-traded funds) are valued at the last reported sales price on the exchange where it is primarily traded. To the extent these securities have market quotes from active markets, they are classified as Level 1.

Foreign equity securities are generally valued at the last reported sale price on the exchange where it is primarily traded. In certain countries, market maker prices, usually the mean between the bid and ask prices, are used. To the extent these securities have market quotes from active markets, they are classified as Level 1.

In the event that prices are not available from a pricing service, the Adviser’s Pricing Committee will determine a price in accordance with the Security Valuation Policy. These valuations may be categorized as Level 2 or 3 depending on the inputs to the valuations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments based on the major classification in the Schedule of Investments as of March 31, 2016:

	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$1,194,574	$—	$—	$1,194,574

Total Equity	1,194,574	—	—	1,194,574

Short-Term Investment	43,574	—	—	43,574

Total Investments in Securities	$1,238,148	$—	$—	$1,238,148

The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels when comparing the March 31, 2016 reporting period and the March 31, 2015 period.

B) Security Transactions, Dividends, Interest and Distributions. Security transactions are recorded as of trade date. Dividend income is recognized on the ex- dividend date, and interest income is recorded on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized using the interest method.

Distributions to shareholders are recorded on the ex-dividend date. Capital gains and income distributions, if any, are distributed at least annually.

C) Federal Income Taxes. The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and any net realized capital gains to shareholders of the Fund. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

As of and during the year ended March 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense for penalties in the statement of operations. During the year, the Fund did not incur any interest or tax penalties. As of March 31, 2016, the open tax years subject to examination include the tax years ended March 31, 2014, through 2015.

D) Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E) Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

F) Subsequent Events. Accounting standards require the Fund to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non- recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. See Note 1 for organizational changes to the Fund subsequent to March 31, 2016.

G) Line of Credit. During the year ended March 31, 2016, the Trust held a $200 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Borrowings under this arrangement bear interest at the bank’s prime rate. The Fund did not borrow under the line of credit during the year ended March 31, 2016.

NOTE 3. COMMITMENTS, OTHER RELATED-PARTY TRANSACTIONS AND OTHER AGREEMENTS

A) Investment Management Agreement. The Trust, on behalf of the Fund, has entered into an investment management agreement with Rainier. Under the terms of the agreement, the Fund will pay an investment advisory fee of 0.73% of average daily net assets.

B) Expense Cap. Although not required to do so, the Investment Adviser has contractually agreed to reimburse the Fund to the extent necessary so that its ratio of operating expenses to average daily net assets, excluding acquired fund fees and expenses (indirect expenses resulting from investment in other investment companies), interest, taxes, brokerage commissions, and extraordinary expenses will not exceed 0.91%.

The Investment Adviser has contractually agreed to waive/reimburse expenses through July 31, 2016. The Trust may terminate the contract with respect to the Fund at any time. The contract also terminates in the event that the Management Agreement between the Trust and Investment Adviser is terminated.

Expenses reimbursed by the Investment Adviser may be recouped from the Fund. The recoupment period will be limited to three fiscal years from the fiscal year of the reimbursement and is subject to the Fund’s ability to effect such reimbursement and remain in compliance with applicable expense limitations.

Overall operating expenses for the Fund will not fall below the applicable percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone and expenses paid by the Investment Adviser under this agreement. At March 31, 2016, the amount available for recoupment that have been paid and/or waived by the Investment Adviser on behalf of the Fund is $132,204.

The Investment Adviser may recapture a portion of the following amounts no later than March 31 of the years stated below:

2018	$83,441
2019	$48,763

C) Omnibus Fee Agreement. The Trust, on behalf of the Fund, has entered into an Omnibus Fee Agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (“Fund Services”) and U.S. Bank, N.A. Fund Services serves as the administrator, transfer agent and fund accountant, and U.S. Bank, N.A. serves as the custodian to the Funds. For these services, the Adviser pays a monthly fee based on the greater of an annual minimum or the annual rate of:

0.05% of first $3 billion of average daily net assets

0.04% of next $3 billion of average daily net assets

0.035% of next $4 billion of average daily net assets

0.025% of average daily net assets over $10 billion

The Trust is subject to an annual minimum fee of $650,000. The Fund is also subject to a $25,000 per Fund annual minimum.

D) Other Related Parties. Certain officers and Trustees of the Fund are also officers and/or directors of the Investment Adviser and are not compensated by the Trust for their services to the Trust. The Independent Trustees were paid $239,697 in aggregate for their services and reimbursements for travel expenses during the year ended March 31, 2016. The amount recognized by the Rainier Large Cap Growth Fund was $135 for this year.

On December 10, 1998, the Trust approved a Deferred Compensation Plan for Independent Trustees (the “Compensation Plan”), allowing the Trustees to receive payment in cash or elect to defer payment from the Trust. The Compensation Plan provides for the creation of a recordkeeping account for each Trustee. Each Trustee that elects to defer payment designates an allocation of the deferred payments among the Funds. This account accumulates the deferred fees earned and is regularly adjusted to reflect a value of the investment elections. The Fund recognizes the deferred compensation and the change in the value of the recordkeeping accounts as Trustee expense. The amount recognized by the Trust in aggregate for the year ended March 31, 2016, was $(133,064). The amount recognized by the Rainier Large Cap Growth Fund for the year ended March 31, 2016, was $22.

NOTE 4. INVESTMENT TRANSACTIONS

The aggregate security purchases and sales proceeds, other than short-term obligations and U.S. government securities, for the year ended March 31, 2016, were as follows:

Fund	Purchases	Sales Proceeds
Large Cap Growth Equity	$1,666,231	$1,665,095

There were no purchases or sales of U.S. government securities by the Large Cap Growth Equity Fund.

NOTE 5. INCOME TAXES

As of March 31, 2016, the components of distributable accumulated earnings (losses) on a tax basis were as follows:

Large Cap Growth Equity Fund
Cost of investments for tax purposes	$1,140,715

Gross tax unrealized appreciation	140,577
Gross tax unrealized depreciation	(43,144)

Net tax unrealized appreciation on investments	97,433

Undistributed ordinary income	—
Undistributed long-term capital gains	—
Other accumulated gains (losses)	(20,924)

Total accumulated earnings	$76,509

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are primarily related to net operating losses. These classifications have no effect on net assets or net asset value per share. For the year ended March 31, 2016, the following table shows the reclassification made:

Paid-In-Capital	Undistributed Net Investment Income	Undistributed Net Realized Loss
$(2,190)	$2,191	$(1)

As of March 31, 2016, the Fund has no capital loss carry forward amounts (“CLCFs”).

The Fund is required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year.

Large Cap Growth Equity Fund
Capital Loss Carryovers	—

Post-October Losses	$20,491

Late Year Ordinary Losses	$198

For tax purposes, post-October losses are not recognized until the first day of the following fiscal year.

The tax components of distributions paid during the year ended March 31, 2016, and March 31, 2015, were as follows:

Year ended		Year ended
March 31, 2016		March 31, 2015
Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gain	Income	Capital Gain
$7,252	$302	—	—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

of Rainier Investment Management Mutual Fund’s Large Cap Growth Equity Portfolio:

We have audited the accompanying statement of assets and liabilities of Rainier Investment Management Mutual Fund’s Large Cap Growth Equity Portfolio (the “Fund”), including the schedule of investments, as of March 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from March 11, 2014 (commencement of operations) through March 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from March 11, 2014 (commencement of operations) through March 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

May 27, 2016

General Information

Rainier Funds

March 31, 2016

TAX INFORMATION

The percentage of dividend income distributed for the year ended March 31, 2016, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows: Large Cap Growth Equity 100.00%

The percentage of dividend income distributed for the year ended March 31, 2016, designated as qualified dividends received deduction available to corporate shareholders, is as follows: Large Cap Growth Equity 100.00%

For the year ended March 31, 2016, the Long-Term Capital Gains for the Fund is $302.

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of the Fund’s Proxy Voting Policy and Guidelines and the Fund’s voting records, without charge, upon request by contacting the Funds directly at 1-800-248-6314, or on the EDGAR Database on the SEC’s website at www.sec.gov.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

Each Fund will file its complete portfolio schedule with the Securities and Exchange Commission (SEC) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Funds’ Form N-Qs will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

BOARD CONSIDERATION OF AND APPROVAL OF NEW MANAGEMENT AGREEMENT

At a meeting of the Board of Trustees held on January 12, 2016, with all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) present, the Board and Independent Trustees of the Trust considered the approval of a new management agreement (the “New Agreement”) between the Trust and Rainier Investment Management, LLC (“Rainier”) with respect to the Large Cap Growth Equity Fund (the “Fund”).

In determining to approve the New Agreement, the Trustees considered that they had approved the continuation of the current management agreement between the Trust, on behalf of the Fund, and Rainier (the “Current Agreement”), the terms of which are substantially identical to those of the New Agreement, for an additional year at the in-person Board meeting held on June 3, 2015. The description of the Board’s considerations provided below includes portions of the discussion of the basis for that renewal in June 2015, as well as more recent information.

At the Board Meeting, the Independent Trustees were represented by independent legal counsel and met separately in an executive session with that independent legal counsel present. During that executive session, the Independent Trustees spent additional time reviewing and discussing the information and materials that had been furnished by Rainier at the request of the independent legal counsel to the Independent Trustees. The information, material facts, and conclusions that formed the basis for the Independent Trustees’ recommendation and the Board’s subsequent approval are described below.

1. Information Received

Materials reviewed – In response to a detailed information request sent on behalf of the Independent Trustees by their independent legal counsel, Rainier provided a range of information relating to the New Agreement, including, but not limited to, Manning & Napier, Inc.’s acquisition of a majority interest in Rainier (the “Transaction”), the potential benefits and expected costs to shareholders of the Fund, the expected changes in the management and operations of Rainier after the Transaction, and Rainier’s management and investment teams serving the Fund. Rainier had previously provided, in connection with the renewal of the Current Agreement, extensive materials regarding the Fund’s investment results, independently prepared advisory fee and expense comparisons to other mutual funds, advisory fee comparisons to advisory fees charged by Rainier to its institutional clients, and financial and profitability information regarding Rainier. Furthermore, throughout the course of the year since the last renewal of the Current Agreement, the Independent Trustees received a wide variety of materials relating to the services provided by Rainier, including reports on the Fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent, and quality of services provided by Rainier to the Fund. In addition to the information furnished by Rainier, the Trustees were previously provided with legal memoranda discussing their fiduciary duties related to the approval of the New Agreement as well as considerations relevant to the Transaction.

Review process – The Independent Trustees reviewed advice regarding legal and industry standards provided by their independent legal counsel. The Independent Trustees discussed the approval of the New Agreement with representatives of Rainier and in a private session at which no representatives of Rainier were present. In deciding to recommend the approval of the New Agreement with respect to the Fund, the Independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

2. Nature, Extent, and Quality of Services

The Trustees considered the experience and qualifications of the personnel at Rainier who have been, and will continue to be, responsible for providing services to the Fund and for the daily management of the Fund’s portfolio. The consensus of the Trustees was that there should be no diminution of services by Rainier to the Fund as a result of the Transaction. The Trustees primarily noted that the Transaction would allow shareholders to receive the benefits of Rainier’s current services with the added potential benefits of Manning & Napier’s deeper distribution, financial and structural resources. The same portfolio management teams will continue to service the Fund and will operate autonomously from Manning & Napier’s portfolio management teams. The philosophies, processes and approach to research that have been used to manage the Fund since inception will not change. In addition, key support of the operation of the Fund will remain in place. The Trustees also noted the on-going consistency of Rainier’s investment discipline, style and approach, and the high level of research, analysis, trading and compliance support provided by Rainier to those teams. The Board received regular information, as well as special presentations between regular Board meetings, from Rainier about its investment process and resources as well as the performance of the Fund. The Board also viewed favorably Rainier’s and the Fund’s clean regulatory record and strong compliance culture. The Trustees reviewed the expected changes to the ownership structure of Rainier as a result of the Transaction, noting that 25% of Rainier’s equity ownership will be held, following closing of the Transaction, primarily by key drivers of Rainier’s investment performance, with smaller allocations to one member of the management team.

The Trustees previously considered the technical capabilities of Rainier, including design and implementation of a disaster recovery and business continuity infrastructure. The Trustees also previously considered the Chief Compliance Officer’s report regarding the compliance resources, risk assessment and other initiatives, programs and structures of Rainier, including its compliance record and its supervision of the Fund’s service providers. The Trustees concluded that Rainier has high-quality compliance and a strong commitment to a culture of compliance.

The Trustees concluded that Rainier has the quality of personnel and other investment resources essential to performing its duties under the New Agreement. They further concluded that the nature, extent and quality of the services provided by Rainier are fully satisfactory and have benefited, and after the Transaction closes should continue to benefit, the Fund and its shareholders.

3. Investment Performance; Fees and Expenses

The Board reviewed detailed performance information for the Fund for various periods, which it also monitors as part of its regular quarterly Board meetings and more frequently through regular updates from Rainier. The Board previously reviewed detailed comparisons of the performance of the Fund for various periods, compared to relevant securities indexes and peer groups of mutual funds prepared by U.S. Bancorp Fund Services, LLC (which is the Fund’s administrator). On a regular quarterly basis, the Board also reviews performance of the Fund for various time periods using data from Morningstar. The Board emphasized longer-term performance records but noted the market challenges for various intermediate and longer-term periods for the Fund, especially those periods that included significant market declines. The Board also previously reviewed the relative fees and expenses compared to peer funds and Rainier’s other accounts. The Board considered the fees charged by Rainier to other advisory accounts as less useful given the relatively broader range of services provided to the Fund compared to those other accounts. The Board was satisfied with the relative advisory fee and total expenses for the Fund. The Board has noted continued efforts by Rainier to improve the performance of the Fund that has experienced periods of relative underperformance compared to peer funds or benchmarks, and that those efforts had yielded demonstrable improvements in relative performance in 2015. The Independent Trustees discussed with Rainier its continuing measures to seek to improve the Fund’s relative performance and noted Rainier’s conviction that the key elements of the Fund’s domestic equity strategies remain appropriate. Based on these discussions and the information presented by Rainier, the Independent Trustees concluded that the continuity of portfolio management services after the Transaction closes, the consistency of Rainier’s style, its efforts to improve relative performance and recent periods of improved relative results all support approval of the New Agreement.

4. Economies of Scale

The Board previously considered the extent to which economies of scale would be realized as the Fund grows and whether that fee level reflects these economies of scale for the benefit of Fund investors. The Board realized that the advisory fee for the Fund does not have breakpoints that could otherwise result in lower advisory fee rates as the Fund grows larger. The Trustees did not disagree with Rainier’s assertion that the advisory fees remain competitive and compare favorably to peer group fees and expenses for comparable mutual funds, given that they did not significantly exceed the median fee rates. The Board also recognized the benefits to the Fund of Rainier’s past investment in the Fund’s operations (through some past subsidies of the Fund’s operating expenses when it was newer and smaller) and its commitment to maintain reasonable overall operating expenses for the Fund. The Trustees noted that Rainier believes that Manning & Napier’s significantly larger sales force should help provide for inflows into the Fund to the extent it performs well and that would offer potential economies of scale to shareholders.

5. Costs of Services Provided and Profitability

Rainier previously provided information concerning Rainier’s profitability and financial condition. The Trustees at that time reviewed Rainier’s assumptions and methods of allocating certain costs, such as estimates of personnel costs, which constitute Rainier’s largest operating cost. Rainier stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Rainier where each of the advisory products draws on, and benefits from, the research and other resources of the organization. The Board previously noted that Rainier’s profit margins, while reasonable, also face continued substantial pressure. The Board noted Rainier’s significant past capital and other expenses and commitment to continue devoting resources as needed to provide high quality services to the Fund. The Trustees recognized that Rainier should be entitled to earn a reasonable level of profits for the services it provides to the Fund to allow continued investment in the business and to create an incentive to continue to provide high quality services to the Fund. Based on their review, the Trustees concluded that they were satisfied that Rainier’s level of profitability from its relationship with the Fund was not unreasonable or excessive.

6. Fallout Financial Benefits

The Board (including the Independent Trustees) considered other actual and potential financial benefits to Rainier and to Manning & Napier, such as soft dollar benefits for research services, in concluding that the contractual advisory fee in the New Agreement is reasonable for the Fund.

7. Conclusions

No single factor was determinative of the Board’s and the Independent Trustees’ decisions to approve the New Agreement, but rather, the Trustees based their determination on the total mix of information available to them. After considering the factors described above, the Board and the Independent Trustees concluded separately that the terms of the New Agreement would be fair and reasonable to the Fund in light of the services provided or to be provided by Rainier, its costs and reasonably foreseeable Fund asset levels, and that the Fund’s shareholders received and would continue to receive reasonable value in return for the advisory fees paid. The Board and the Independent Trustees also concluded separately that (1) the approval of the New Agreement is supported by reasonable and impartial records and information, including the performance of the Fund in relation to its peer groups, the services provided or to be provided by Rainier, the competitive expense structure, and the fact that the terms of the New Agreement are substantially identical in all material respects to those of the Current Agreement, and (2) the approval of the New Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders. In addition, the consensus of the Board and the Independent Trustees, based on the information presented, was that there would be no “unfair burden” imposed on the Fund as a result of the Transaction within the meaning of Section 15(f) of the 1940 Act. Accordingly, the Trustees and the Independent Trustees present at the Board Meeting voted unanimously to approve the New Agreement for the Fund.

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

The Fund held a special meeting of shareholders on March 10, 2016, related to the approval of a new management agreement between the Trust and Rainier Investment Management, LLC. Rainier had reached an agreement with Manning & Napier, Inc. (“Manning & Napier”) that would allow Manning & Napier to acquire a majority interest in Rainier. All four shareholders of the Fund voted all of their shares in favor of the proposal. This transaction would cause the existing management agreement to terminate, because it would be considered a change of control.

Trustee and Officer Information

Rainier Funds

March 31, 2016

The following list is provided in this order: name, address, (year of birth), position(s) held with Trust, date initially elected or appointed+, principal occupation(s) during the past five years, number of Funds in complex overseen by Trustee, and other directorships held by Trustee. The Statement of Additional Information contains additional information about Fund Trustees and Officers and is available without charge, upon request, by calling 1-800-248-6314.

INDEPENDENT TRUSTEES

James E. Diamond, Jr.

601 Union St., Ste. 3525, Seattle, WA 98101 (1946), Trustee, March 1994, Private Investor and Consultant from 2014 to present; President of Taylormade Products, Inc. (manufacturer of wooden pallets and shipping materials), from 2003 to 2014,7, None

Joan Enticknap

601 Union St., Ste. 3525, Seattle, WA 98101 (1950), Trustee, November 2012, Chief of Staff from 2013 to present; Strategic Initiatives Manager from 2010 to 2013. Board Member, President and Chief Operating Officer from 2001 to 2010 with HomeStreet Bank, 7, None

Gary L. Sundem

601 Union St., Ste. 3525, Seattle, WA 98101 (1944), Trustee, March 1994, Professor of Accounting Emertius from 2008 to present; Professor of Accounting from 1971 to 2008 with University of Washington, 7, None

INTERESTED TRUSTEES AND OTHER OFFICERS

Melodie B. Zakaluk*

601 Union St., Ste. 3525, Seattle, WA 98101 (1965), Trustee, CEO and President, February 2011, Chief Financial Officer and Treasurer, September 2010, Chief Operating Officer of the Investment Adviser from 2008 to present, Managing Director, Russell Investment Group, 1995-2008, 7, None

James R. Margard*

601 Union St., Ste. 3525, Seattle, WA 98101 (1952), Vice President, January 1994, Senior Equity Portfolio Manager of the Investment Adviser, 1991. Chief Investment Officer of Rainier from 1991 to 2013.

Mark H. Dawson*

601 Union St., Ste. 3525, Seattle, WA 98101 (1956), Vice President, June 2004, Senior Equity Portfolio Manager of the Investment Adviser since 1996. Chief Investment Officer of Rainier since 2013.

Lisa M. Thenell*

601 Union St., Ste. 3525, Seattle, WA 98101 (1967), Chief Compliance Officer and AML Compliance Officer, January 2008, Chief Compliance Officer from 2008 to present; Compliance Supervisor from 2003 to 2008 with Rainier

Elisa Enns*

601 Union St., Ste. 3525, Seattle, WA 98101 (1965), Treasurer, May 2013, Director of Fund Finance and Financial Planning from 2011 to present; Financial Planning Analyst from 2010 to 2011 with Rainier. Strategic Operations Manager from 2007 to 2010 with Russell Investment Group

Chris E. Kashmerick

2020 E. Financial Way, Ste. 100, Glendora, CA 91741 (1974), Secretary, November 2011, Vice President of Fund Administration at U.S. Bancorp Fund Services, from 2011 to present, Vice President of Fund Accounting and Administration at Huntington Asset Services, 2008 to 2011, Assistant Vice President of Fund Administration at U.S. Bancorp Fund Services, LLC from 2005 to 2008

*	Denotes “interested person,” as that is defined by the 1940 Act.
+	Trustees and officers of the Fund serve until their resignation, removal or retirement.

Directory of Fund’s Service Providers

Rainier Funds

March 31, 2016

INVESTMENT ADVISER

Rainier Investment Management, LLC

601 Union Street, Suite 3525

Seattle, WA 98101

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

2020 East Financial Way, Suite 100

Glendora, CA 91741

CUSTODIAN

U.S. Bank, N.A.

1555 North River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche, LLP

695 Town Center Drive, Suite 1200

Costa Mesa, CA 92626

LEGAL COUNSEL TO THE TRUST AND THE INDEPENDENT TRUSTEES

Paul Hastings, LLP

55 Second Street, 24th Floor

San Francisco, CA 94105

Index Descriptions

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Consumer Price Index (CPI) is a measure of change in consumer prices as determined by a monthly survey of the U.S. Bureau of Labor Statistics.

The indices are not available for investment and do not incur charges or expenses.

601 Union Street, Suite 3525 Seattle, WA 98101

800.248.6314 www.rainierfunds.com

The Funds’ SEC Investment Company Act file number is 811-8270.

Privacy Policy

Rainier Investment Management Mutual Funds and Rainier Investment Management, LLC, the Investment Adviser to the Funds, collect non-public information about you from the following sources:

•	Information we receive from applications or other forms

•	Information we receive from you through our website or email communication

•	Information you may give us orally; and

•	Information about your transactions with others or us.

We do not disclose any non-public personal information about our customers or former shareholders to nonaffiliated third parties, except as required by law, such as in response to inquiries from governmental authorities. We may also disclose information to unaffiliated third parties, such as brokers or custodians, as permitted by law and as needed to provide agreed services to you. We may also disclose information to affiliates in order for Rainier to market certain of the affiliates products and services to you. Our affiliates will not use this information to market directly to you. Rainier restricts access to your personal and account information to those employees who provide products and services to you. Additionally, we maintain physical, electronic and procedural safeguards to protect your non-public personal information. Please contact us directly with any specific questions about our data safeguards.

This document has been included for your reference and is not part of the Annual Report

601 Union Street, Suite 3525 Seattle, WA 98101

TF. 800.248.6314 www.rainierfunds.com

RA-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-248-6314.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Gary L. Sundem is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant during the last two year fiscal years ended March 31, 2016 and 2015. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 03/31/2016	FYE 03/31/2015
Audit Fees	$156,685	$155,122
Audit-Related Fees	$14,000	$10,000
Tax Fees	$25,165	$26,530
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte and Touche, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 03/31/2016	FYE 03/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 03/31/2016	FYE 03/31/2015
Registrant	$25,165	$26,530
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 6, 2013.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Rainier Investment Management Mutual Funds

By	/s/ Melodie B. Zakaluk
Melodie B. Zakaluk
Chief Executive Officer, President, and Chief Financial Officer

Date	6/2/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Rainier Investment Management Mutual Funds

By	/s/ Melodie B. Zakaluk
Melodie B. Zakaluk
Chief Executive Officer, President, and Chief Financial Officer

Date	6/2/2016